As filed with the Securities and Exchange Commission on March 31, 2011

Securities Act Registration No. 333-170243

Investment Company Registration No. 811-22489

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 4  ☒

Post-Effective Amendment No.  ☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 4

PennantPark Floating Rate Capital Ltd.

(Exact Name of Registrant as Specified in Charter)

590 Madison Avenue

15th Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 905-1000

(Registrant’s Telephone Number, Including Area Code)

Arthur H. Penn

PennantPark Floating Rate Capital Ltd.

590 Madison Avenue

15th Floor

New York, New York 10022

(212) 905-1000

(Name and address of Agent for Service)

Copies to:

Thomas J. Friedmann	Stuart H. Gelfond
David J. Harris	Paul D. Tropp
Dechert LLP	Fried, Frank, Harris, Shriver & Jacobson LLP
1775 I Street, N.W.	One New York Plaza
Washington, D.C. 20006	New York, NY 10004

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, ($0.001 par value per share)	11,500,000 shares	$15.00	$172,500,000	$20,027

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for purpose of calculating the registration fee.
(2)	The filing fee was previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

Subject to Completion, dated March 31, 2011

PRELIMINARY PROSPECTUS

10,000,000 Shares

PennantPark Floating Rate Capital Ltd.

Common Stock

PennantPark Floating Rate Capital Ltd. is a newly organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We were formed on October 28, 2010 as a Maryland corporation. We will be managed by PennantPark Investment Advisers, LLC, and PennantPark Investment Administration, LLC will provide the administrative services necessary for us to operate.

Our investment objective is to seek current income. We can offer no assurance that we will achieve our investment objective or be able to structure our investment portfolio as anticipated. We will seek to achieve our investment objective by investing primarily in floating rate loans made to private middle-market companies whose debt is rated below investment grade. We may also invest in thinly traded or small market-cap public middle-market U.S. companies.

Floating Rate Loans are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other forms of non-investment grade debt, Floating Rate Loans typically have more robust capital-preserving qualities, such as less credit risk, and have historically had lower default rates than junk bonds. Floating Rate Loans are typically the most senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. Floating Rate Loans typically have terms of three to ten years. Floating Rate Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Under normal market conditions, at least 80% of the value of our “Managed Assets,” which means our net assets plus any borrowings for investment purposes, will be invested in Floating Rate Loans.

This prospectus is our initial public offering, for which we have applied for listing on the NASDAQ Global Select Market under the ticker symbol “PFLT”.

Shares of closed-end investment companies that are listed on an exchange, including business development companies, frequently trade at prices that reflect a discount from their net asset values. If you purchase shares in the initial public offering or otherwise and sell the shares on the NASDAQ Global Select Market or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares and/or (2) the net asset value of the shares at the time of sale.

We are a newly formed entity and have no previous operating or trading history upon which you can evaluate our performance.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or “SEC.” This information is available free of charge by contacting us in writing at 590 Madison Avenue, New York, NY 10022 or by telephone at (212) 905-1000 or on our website at www.pennantpark.com. The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in us in “Risk Factors ” beginning on page 17 of this prospectus.

	Per Share	Total(1)
Public offering price	$	$
Underwriting discounts and commissions (Sales load)(2)	$	$
Proceeds to PennantPark Floating Rate Capital Ltd., before estimated offering expenses to us(3)	$	$

(1)	We have granted the underwriters an option to purchase up to 1,500,000 additional shares of common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, and proceeds, before offering expenses, to us will be $ , $ and $ , respectively. See “Underwriting.”
(2)	PennantPark Investment Advisers LLC will pay to the underwriters an additional sales load of $3.0 million, or $ per share, for a total sales load of $ per share. We (and indirectly our stockholders) will be obligated to repay this amount (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the date of the closing of the offering, our Pre-Incentive Fee Net Investment Income equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation.
(3)	We estimate that we will incur approximately $1,000,000 in offering expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in PennantPark Floating Rate Capital Ltd. The total underwriting discount paid by the Investment Adviser (subject to reimbursement as described in note (2) above) will be $3.0 million ($3.45 million if the over-allotment option is exercised in full).

Our shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about                     , 2011.

Morgan Stanley	SunTrust Robinson Humphrey	UBS Investment Bank

BMO Capital Markets	Houlihan Lokey	Janney Montgomery Scott	RBC Capital Markets	Stifel Nicolaus Weisel

The date of this prospectus is                     , 2011.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. Some of the statements in this prospectus constitute forward-looking statements and relate to future events, future performance or future financial condition. The forward-looking statements involve risks and uncertainties and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our” and “PennantPark Floating Rate Capital” refer to PennantPark Floating Rate Capital Ltd.; “PennantPark Investment Advisers” or the “Investment Adviser” refers to PennantPark Investment Advisers, LLC; “PennantPark Investment Administration” or the “Administrator” refers to PennantPark Investment Administration, LLC.

General Business of PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd. is a newly organized, externally managed, closed-end, non-diversified management investment company that intends to file an election to be treated as a business development company under the 1940 Act. We were formed on October 28, 2010 as a Maryland Corporation. In addition, for tax purposes we intend to elect to be treated, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” commencing with our first taxable year ending after completion of this offering.

Our investment objective is to seek high current income. We can offer no assurance that we will achieve our investment objectives or be able to structure our investment portfolio as anticipated. We are managed by PennantPark Investment Advisers, and PennantPark Investment Administration provides the administrative services necessary for us to operate.

We believe that Floating Rate Loans to middle-market companies offer attractive risk adjusted returns due to a limited amount of capital available for such companies and the potential for rising rates. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. Floating Rate Loans will typically pay interest at rates which are determined periodically on the basis of a floating base lending rate such as LIBOR, plus a spread over it. We will seek to achieve our investment objectives by investing primarily in Floating Rate Loans and other instruments made to private middle-market companies whose debt is rated below investment grade. We may also invest in thinly traded or small market-cap public middle-market U.S. companies. Under normal market conditions, we expect that at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans. We expect that senior secured loans will represent at least 65% of our overall portfolio. We expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and equity investments. In focusing on Floating Rate Loans, our primary investment focus differs from that of PennantPark Investment Corporation, a business development company for which the Investment Adviser also acts as investment adviser, although there may be overlap in terms of our targeted investments and those of such other entity. Floating Rate Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Companies may obtain Floating Rate Loans to refinance existing debt and for acquisitions, dividends and leveraged buyouts as well as for general corporate purposes.

We intend to use borrowings under a senior secured revolving credit facility to invest in portfolio companies. The use of borrowings to make investments is considered a speculative investment practice and increases the risk of your investment in us. We have received a commitment to arrange a senior secured revolving credit facility for a wholly owned special purpose entity that we will establish, or the “Credit Facility,”

by SunTrust Robinson Humphrey, Inc. (“STRH”) which is expected to be provided by SunTrust Bank, an affiliate of STRH, and to become effective shortly after this offering is completed. The Credit Facility is expected to initially provide for borrowings up to $200.0 million and is expected to expire in 2016. The Credit Facility is expected to include an accordion feature whereby we will be allowed to increase the amount of the Credit Facility up to $600.0 million.

In seeking to achieve our investment objective, the Investment Adviser intends to construct and actively manage a portfolio of Floating Rate Loans and other investments utilizing the strategies discussed below. The Investment Adviser will seek to utilize a disciplined approach to its credit analysis and investment selection process. The criteria used by the Investment Adviser in credit selection may include an evaluation of whether a Floating Rate Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service a portfolio company’s indebtedness on a timely basis. The Investment Adviser expects to gain exposure to portfolio companies across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Investment Adviser currently intends to focus primarily on the following attributes:

•

Leading, defensible market positions. The Investment Adviser intends to invest in portfolio companies that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Investment Adviser will seek portfolio companies that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors.

•

Investing in stable portfolio companies with positive cash flow. The Investment Adviser intends to invest in portfolio companies believed to be stable and well established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate portfolio companies that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

•

Proven management teams. The Investment Adviser intends to focus on investments in which the portfolio company has an experienced management team with an established track record of success. The Investment Adviser typically will require that portfolio companies have in place proper incentives to align management’s goals with our goals.

•

Private equity sponsorship. The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Investment Adviser believes that a private equity sponsor’s willingness to invest significant equity capital in a company is an implicit endorsement of the quality of that company. Further, private equity sponsors of portfolio companies with significant investments at risk may have an ability, and a strong incentive, to contribute additional capital in difficult economic times should financial or operational issues arise so as to maintain their ownership position.

•

Investments in different portfolio companies and industries. The Investment Adviser will seek to invest our assets broadly among portfolio companies and across industries. The Investment Adviser believes that this diversified approach may reduce the risk that a downturn in any one company or industry will have a disproportionate impact on the value of our portfolio.

The Investment Adviser intends to monitor credit risk of each portfolio company regularly and periodically with a goal toward identifying early, and selling, Floating Rate Loans and other investments with potential credit problems. This monitoring process may include reviewing: (1) a portfolio company’s financial resources and operating history; (2) comparing a portfolio company’s current operating results with the Investment Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a portfolio company’s sensitivity to economic conditions; (4) the performance of a portfolio company’s management; (5) a portfolio company’s debt maturities and borrowing requirements; (6) a portfolio company’s interest and asset coverage; and (7) the relative value of an investment based on a portfolio company’s anticipated cash flow.

Under normal market conditions, we expect that at least 80% of our Managed Assets will be invested in Floating Rate Loans. This policy is not fundamental and may be changed by our board of directors with at least 60 days’ prior written notice provided to stockholders to the extent such a change would not affect our ability to maintain our election as a business development company.

The Investment Adviser will seek to achieve our investment objective through a disciplined approach to the selection of credit investments and its evaluation of portfolio companies. The Investment Adviser also expects to gain exposure to portfolio companies across a broad range of industries and of varying operating and financial characteristics and return profiles, as well as active management of such investments in light of economic developments and trends. However, we are classified as “non-diversified” under the 1940 Act, and our investment portfolio may be more concentrated than the portfolios of other issuers. We may take certain actions if short-term interest rates increase or market conditions otherwise change (or if we anticipate such an increase or change) and our use of leverage, if any, begins (or is expected) to adversely affect our common stockholders. To offset any potentially negative impact of leverage on common stockholders, we may shorten the average maturity of our investment portfolio (by investing in short-term securities) or may reduce our indebtedness or unwind other leveraged transactions. We may also attempt to reduce our use of leverage by redeeming or otherwise purchasing outstanding preferred stock or debt securities, if any.

Our Investment Adviser and Administrator

We will seek to utilize the investing experience and contacts of the Investment Adviser to develop what we believe will be an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years, and average over 20 years of experience in mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, the Investment Adviser’s senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which will provide us with access to substantial investment opportunities across the capital markets. The Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management.

The Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. The Administrator oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, the Administrator will provide, on our behalf, managerial assistance to those portfolio companies to which we provide assistance. See “Risk Factors—Risks Relating to our Business and Structure.”

Market Opportunity

We believe that the limited amount of capital available to the middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for PennantPark Floating Rate Capital.

We believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies formerly were able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield bonds.

We believe middle-market companies have faced difficulty raising debt in private markets. Banks, finance companies, hedge funds and collateralized loan obligation (“CLO”) funds have withdrawn capital from the middle-market resulting in opportunities for alternative funding sources.

We believe that the current credit market dislocation for middle-market companies improves the risk-adjusted returns of our investments. In the current credit environment, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, we believe there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with Floating Rate Loans provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.

We believe there is substantial supply of opportunities resulting from refinancing. A high volume of financings were completed between the years 2004 and 2007, which will come due in the next few years. We believe this supply of opportunities coupled with a lack of demand offers attractive risk-adjusted returns to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers to middle-market companies:

Experienced Management Team

The senior professionals of the Investment Adviser have worked together for many years and average over 20 years of experience in mezzanine lending, leveraged finance, distressed debt and private equity businesses. The senior professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

Disciplined Investment Approach with Strong Value Orientation

We will employ a disciplined approach in selecting investments that meet the long-standing, consistent, value-oriented investment criteria employed by the Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we will be highly selective in deploying our capital. We believe our approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through the Investment Adviser, will conduct a rigorous due diligence process that draws from the Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Business—Investment Selection Criteria” for more information.

In addition to engaging in extensive due diligence, the Investment Adviser will seek to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

Ability to Source and Evaluate Transactions through the Investment Adviser’s Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe will enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We will identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of the Investment Adviser have long-term relationships.

Flexible Transaction Structuring

We intend to be flexible in structuring investments and tailoring investments to meet the financial needs of a company while also generating attractive risk-adjusted returns. We can invest in any part of a capital structure and the Investment Adviser has extensive experience in making investments in a wide variety of securities for leveraged companies throughout economic and market cycles.

The Investment Adviser will seek to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we will seek to invest in companies that we believe can generate positive risk-adjusted returns.

We believe that the in-depth coverage and experience of the Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and provide us with ongoing market insights in addition to a significant investment sourcing engine.

Longer Investment Horizon with Attractive Publicly Traded Model

Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will enable us to generate attractive returns on invested capital and to be a better long-term partner for our portfolio companies.

Competition

Our primary competitors provide financing to middle-market companies and include other business development companies and closed-end funds, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. However, we believe that there has been a reduction in the amount of debt capital available since the downturn in the credit markets, which began in mid-2007. We believe this has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company.

For additional information concerning the competitive risks we face, please see “Risk Factors—Risks Relating to our Business and Structure—We will operate in a highly competitive market for investment opportunities.”

Leverage

We currently anticipate utilizing leverage. The use of leverage is generally considered a speculative investment technique. The Credit Facility is expected to be entered into shortly after completing this offering, and we expect it to provide up to $200.0 million in available borrowing capacity. We intend to form a wholly owned subsidiary to make borrowings under the Credit Facility and to hold our portfolio investments that will serve as collateral under the Credit Facility. We may seek to securitize such loans to generate cash for funding new investments. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers whom we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. To the extent that we securitize loans in connection with the Credit Facility, we intend to consolidate any indebtedness incurred by any subsidiary in connection with its contemplated securitization facility for financial reporting purposes and, in addition, any such indebtedness will be included in our determination of our compliance with the asset coverage test under the 1940 Act. In order to make additional investments, we may incur leverage in an aggregate amount of up to 50% of our Managed Assets at the time such leverage is incurred (which would be equivalent to 100% of our net assets). We may also issue preferred stock and/or notes, enter into total return swaps or other derivatives, and borrow funds from banks and other financial institutions.

All costs and expenses related to any form of leverage will be borne entirely by our common stockholders. The use of debt to leverage common stock can create risks. Increases or decreases in the value of our portfolio will be magnified if we use leverage. Changes in the value of the portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common stock. During periods when we use leverage, the fees paid to the Investment Adviser for advisory services will be higher than if we did not use leverage because the fees paid will be calculated on the basis of our Managed Assets, which includes assets purchased using leverage. As such, the Investment Adviser may have a financial incentive to increase the use of leverage, which constitutes an inherent conflict of interest. In addition, the fees we pay to the Investment Adviser are borne exclusively by our common stockholders. It is expected that preferred stockholders, noteholders and any lenders will not bear any of our expenses. Our leveraging strategy, if utilized, may not be successful.

Operating and Regulatory Structure

Our investment activities will be managed by PennantPark Investment Advisers and supervised by our board of directors, a majority of whom are independent of the Investment Adviser. Under our investment management agreement (the “Investment Management Agreement”), we have agreed to pay the Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

We will also enter into an administration agreement (the “Administration Agreement”) with the Administrator. Under the Administration Agreement, we will agree to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. See “Certain Relationships and Transactions—Administration Agreement” for more information.

As a business development company, we will be required to comply with certain regulatory requirements. Also, while we will be permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. See “Regulation” for more information. We intend to elect to be treated, and intend to qualify annually, as a RIC for federal income tax purposes under the Code, commencing with our first taxable year ending after completion of this offering. See “Material U.S. Federal Income Tax Considerations” for more information.

Use of Proceeds

We plan to use the net proceeds of this offering for investments in portfolio companies in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be invested for the above purposes within three to six months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The Investment Adviser has agreed to waive the portion of the base management fee payable on any net proceeds of this offering that have not yet been invested in portfolio investments, inclusive of any temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

Dividends on Common Stock

We intend to distribute monthly dividends to our common stockholders to the extent permitted under the 1940 Act. Our monthly dividends, if any, will be determined by our board of directors. See “Distributions” for more information.

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under that Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock may range from weekly to quarterly and could be subject to extension. We expect the dividend rate to be variable and determined for each dividend period. See “Risk Factors—Risks Relating to Our Business Structure” for more information.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our common stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our common stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock rather than receiving the cash dividends. Registered common stockholders must notify our transfer agent in writing if they wish to ‘opt-out’ of the dividend reinvestment plan. See “Dividend Reinvestment Plan” for more information.

Our Corporate Information

Our administrative and principal executive offices are located at 590 Madison Avenue, 15th Floor, New York, NY 10022. We have applied to have our common stock listed on the NASDAQ Global Select Market under the symbol “PFLT”. Our Internet website address is www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

Common stock offered by us	10,000,000, excluding 1,500,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding after this offering	10,000,667, excluding 1,500,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We plan to use the net proceeds of this offering for investments primarily in Floating Rate Loans in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to six months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The Investment Adviser has agreed to waive the portion of the base management fee payable on any net proceeds of this offering that have not yet been invested in portfolio investments, inclusive of any temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Additional Sales Load	The Investment Adviser has agreed to pay the underwriters an additional sales load of $3,000,000 ($3,450,000 if the underwriters exercise their overallotment option in full). We (and indirectly our stockholders) will be obligated to repay this amount (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, our Pre-Incentive Fee Net Investment Income equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. We will repay such amount to the Investment Adviser in cash, and the Investment Adviser has agreed to use such payment to purchase shares of our common stock in the secondary market.

Proposed NASDAQ Global Market symbol	“PFLT”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. See “Risks relating to an investment in our common stock.”

Distributions	We intend to distribute monthly dividends to our common stockholders to the extent permitted under the 1940 Act. Our monthly dividends, if any, will be determined by our board of directors. See “Distributions” for more information.

Taxation	We intend to elect to be treated, and intend to qualify annually, for federal income tax purposes as a RIC commencing with our first taxable year ending after completion of this offering. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To obtain and maintain RIC status and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

Leverage	We currently anticipate utilizing leverage. The use of leverage is generally considered a speculative investment technique. We have received a commitment to arrange a Credit Facility by STRH, which is expected to be provided by SunTrust Bank, an affiliate of STRH and to become effective shortly after this offering is completed. The Credit Facility is expected to initially provide for borrowings up to $200.0 million and is expected to expire in 2016. The Credit Facility is expected to include an accordion feature whereby we will be allowed to increase the amount of the Credit Facility up to $600.0 million with the consent of the SunTrust Bank and/or add new committed lenders with such parties’ consent. See “Business—Leverage” for more information.

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be reinvested automatically in additional shares of our common stock, unless our stockholders specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Investment advisory fees

We will pay PennantPark Investment Advisers a fee for its services under the Investment Management Agreement consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 1.00 percent of our gross assets. PennantPark Investment Advisers, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering that have not yet been invested in portfolio investments, inclusive of any temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment.

The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, and will be subject to a Hurdle (as defined under “Fees and Expenses”) and a “catch-up” feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and will equal 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and net unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Certain Relationships and Transactions—Investment Management Agreement.”

Administration Agreement	We will reimburse PennantPark Administration for the allocable portion of overhead and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the administrator. See “Management—Administration Agreement.”

License arrangements	We have entered into a license agreement with PennantPark Investment Advisers, which we refer to as the “License Agreement,” pursuant to which PennantPark Investment Advisers has agreed to grant us a non-exclusive license to use the name “PennantPark.” For a description of PennantPark Investment Advisers, PennantPark Administration and our contractual arrangements with these companies, see “Certain Relationships and Transactions—Investment Management Agreement,” “—Administration Agreement” and “—License Agreement.”

Anti-takeover provisions	Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Our Capital Stock.”

Risk factors	The value of our assets, as well as the market price of our shares, will fluctuate. You may lose all or part of your investment. Investing in PennantPark Floating Rate Capital involves other risks, including the following:

•	We are a new company with a limited operating history.

•

We are dependent upon the Investment Adviser’s key personnel for our future success, and if the Investment Adviser is unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objective could be significantly harmed.

•	We will operate in a highly competitive market for investment opportunities.

•	We intend to elect to be treated as a RIC, and we will be subject to corporate-level income tax if we are unable to qualify as a RIC.

•	We are a non-diversified fund.

•	The lack of liquidity in our investments may adversely affect our business.

•	Investing in our shares may involve an above average degree of risk.

•	We will need to raise additional capital to grow because we must distribute most of our income.

•	Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

See “Risk Factors” beginning on page 11 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Available information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the “Securities Act,” which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

We maintain a website at http://www.pennantpark.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 590 Madison Avenue, 15th Floor, New York, New York 10022, Attn: Chief Financial Officer, or by telephone at (212) 905-1000.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. Stockholders should understand that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our annual operations and assume that the company issues approximately 10,000,000 shares of common stock in this offering. If we issue fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common stock. The following tables do not include the underwriters’ overallotment option of 1,500,000 shares of our common stock.

Stockholder Transaction Expenses (as a percentage of common share offering price)
Sales load	7.00	%(1)
Offering Expenses	0.67	%(2)
Dividend reinvestment plan fees	None	(3)

Total stockholder transaction expenses	7.67%

Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Management fees	1.80	%(4)
Incentive fees payable under the Investment Management Agreement	0.00	%(5)
Interest expense on borrowed funds	2.05	%(6)
Other expenses	1.77	%(7)

Total estimated annual expenses	5.62	%(7)

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in our common stock, assuming (1) a 7.00% sales load (underwriting discounts and commissions) and offering expenses totaling 0.67%, (2) total estimated annual expenses of 5.62% of net assets attributable to our common stock as set forth in the table above (other than performance-based incentive fees) and (3) a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$128	$231	$332	$581

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, we may be obligated in the future to repay the additional sales load paid by the Investment Adviser. See “Obligations and Indebtedness” for more information. Because we may be required to repay this additional sales load in the future, the example assumes inclusion of the sales load of 7.00% in the first year and reinvestment of all dividends and other distributions at net asset value. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for more information.

This example and the expenses in the table above should not be considered a representation of our future expenses; actual expenses may be greater or less than those shown.

(1)	The underwriting discount and commission (the sales load) with respect to shares to be sold in this offering, which is a one-time fee, is the only sales load payable in connection with this offering. The Investment Adviser has agreed to pay the underwriters $3,000,000 of this sales load ($3,450,000 if the underwriters exercise their overallotment option in full). We (and indirectly our stockholders) will be obligated to repay this amount (a) if during any four consecutive calendar quarter-period ending on or after the one year anniversary of the closing of the offering, our Pre-Incentive Fee Net Investment Income equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. We will repay such amount to the Investment Adviser in cash, and the Investment Adviser has agreed to use such payment to purchase shares of our common stock in the secondary market.

(2)	Amount reflects estimated offering expenses of approximately $1,000,000.

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”

(4)	Our management fee under the Investment Management Agreement is based on our adjusted average gross assets, including those assets acquired using borrowings for investment purposes. PennantPark Investment Advisers, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering that have not yet been invested in portfolio investments, inclusive of any temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

(5)	Reflects the aggregate amount of incentive fees we estimate will be payable under the Investment Management Agreement during our first year of operations following consummation of this offering up to one year. During our first year of operations following consummation of this offering, we expect that we will not have any capital gains and will only have interest income that exceeds our quarterly hurdle rate discussed below during the second half of our first year of operations following consummation of this offering. The incentive fee consists of two parts:

The first part, which will be payable quarterly in arrears, commencing with the period ending June 30, 2011, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” (as defined below) that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision, measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•

50.0% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.9167% in any calendar quarter (11.67% annualized) is payable to the Investment Adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.9167%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.9167% in any calendar quarter; and

•

20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter (11.67% annualized) is payable to the Investment Adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee will equal 20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and net unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the period ending December 31, 2011. See “Certain Relationships and Transactions–Investment Management Agreement” for more information.

(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings will be indirectly borne by our investors. We have a commitment for up to $200.0 million available to us under the Credit Facility, which we expect to become effective shortly after the completion of this offering. For purposes of this section, we have estimated that our wholly owned subsidiary will borrow an amount equal to 80% of our net assets under the Credit Facility at an assumed interest rate of 2.56%, which is calculated based upon the LIBOR rate as of March 24, 2011 and the expected base lending rate under the Credit Facility of LIBOR plus (i) 2.25% while the Credit Facility is in its revolving period and (ii) 4.25% thereafter. Although we do not presently expect to do so during the 12 months following completion of this offering, we may also issue preferred stock subject to our compliance with applicable requirements under the 1940 Act.

(7)	“Other expenses” includes estimated costs and expenses associated with our formation and organization and estimated costs for our first full year of operations.

RISK FACTORS

Before you invest in our shares you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or results of operations. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with a limited operating history.

We were incorporated in October 2010. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. It could take us three to six months to invest substantially all of the net proceeds of this offering in accordance with our investment objective, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We expect that it may take up to one year to invest all of the net proceeds of this offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we will invest the net proceeds of this offering in short-term investments, such as cash and cash equivalents, and we expect we will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in Floating Rate Loans. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again materially and adversely affect debt and equity capital markets in the United States, which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. capital markets have experienced a period of disruption characterized by the freezing of credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. During this period of disruption, general economic conditions deteriorated, with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or even materially worsen in the future. While current conditions have improved, we may have difficulty accessing debt and equity capital in order to grow. A return of severe disruption and instability in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations.

Volatility or a prolonged disruption in the credit markets could materially damage our business.

We are required to record our assets at fair value, as determined in good faith by our board of directors in accordance with our valuation policy. As a result, volatility in the capital markets may materially adversely affect our valuations and our net asset value, even if we intend to hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our net asset value per share and create a challenging environment in which to raise debt and equity capital. As a business development company, we will generally not be able to issue additional shares of our common stock at a price less than our net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness will be limited by applicable regulations, such that our asset coverage under the 1940 Act must equal at least 200% of our total indebtedness immediately after each time we incur indebtedness. Shrinking portfolio values negatively impact our ability to borrow additional funds under the Credit Facility because our net asset value is reduced for purposes of the 200% asset coverage test. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a business development company and materially impair our business operations. A protracted disruption in the credit markets could also materially decrease demand for our investments.

The significant disruption in the capital markets experienced in the past had and may in the future have a negative effect on the valuations of our investments, and on the potential for liquidity events involving our investments. The debt capital that will be available to us, if at all, may be at a higher cost and on less favorable terms and conditions than those estimated within this prospectus. A prolonged inability to raise capital will require us to reduce the volume of Floating Rate Loans we invest in and could have a material adverse impact on our business, financial condition or results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a protracted disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business, financial condition or results of operations.

If we are required to repay in cash the amount paid to the underwriters by the Investment Adviser, we may have to realize losses, and the amount that we have available for investment may be reduced.

The Investment Adviser has agreed to pay to the underwriters an additional 2% sales load, or $3,000,000 ($3,450,000 if the underwriters exercise their overallotment option in full) in the aggregate, with respect to this offering of shares of our common stock. We (and indirectly our stockholders) will be obligated to repay this amount (a) if during any four calendar quarter-period ending on or after the one year anniversary of the closing of the offering, our Pre-Incentive Fee Net Investment Income equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. We will repay such amount to the Investment Adviser in cash, and the Investment Adviser has agreed to use such payment to purchase shares of our common stock in the secondary market. If we are obligated to repay this amount to the Investment Adviser in cash while making distributions to our stockholders necessary to maintain our RIC status and avoid the imposition of federal income and excise taxes, we may have to dispose of a portion of our investments. Any such disposition could result in our realizing losses and reduce the amount that we have available for investment.

PennantPark Floating Rate Capital will incur credit risk when it loans money or commits to loan money to a portfolio company.

Our primary business will expose us to credit risk, and the quality of our portfolio will have a significant impact on our earnings. Credit risk is a component part of our fair valuation of our Floating Rate Loans and other investments we may purchase. Negative credit events will lead to a decrease in the fair value of our Floating Rate Loans and other investments.

In addition, current market conditions have affected consumer confidence levels, which may result in adverse changes in payment patterns. Increased delinquencies and default rates would impact our results of operations. Deterioration in the credit quality of our portfolio could have a material adverse effect on our capital, financial condition and results of operations.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable or if market value does not reflect the fair value of such investment in the bona fide determination of our board of directors, then, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Unrealized losses of any given portfolio company could be an indication of such company’s inability in the future to meet its repayment obligations to us. If the fair value of our portfolio companies reflects future realized losses, this would ultimately result in reductions of our income available for distribution in future periods and could materially harm our results of operations and cause a material decline in the value of our publicly traded common stock.

Following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company.

If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition or results of operations.

Our borrowers may default on their payments, which may have a materially negative effect on our financial performance.

We intend to invest in Floating Rate Loans, which may involve a high degree of repayment risk. We intend to invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Accordingly, a general economic downturn or severe tightening in the credit markets could materially negatively impact the ability of our borrowers to repay their loans, which could materially damage our business. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets. This could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a materially negative effect on our financial results.

We are dependent upon the Investment Adviser’s key personnel for our future success, and if the Investment Adviser is unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objectives could be significantly harmed.

We will depend on the diligence, skill and network of business contacts of the investment professionals of the Investment Adviser. We will also depend, to a significant extent, on PennantPark Investment Advisers’ access to the investment information and deal flow generated by these investment professionals and any others that may be hired by the Investment Adviser. Managers of the Investment Adviser will evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of management personnel of the Investment Adviser. The departure of managers of the Investment Adviser could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that PennantPark Investment Advisers will remain the Investment Adviser.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives will depend on our ability to grow, which will depend, in turn, on the Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The management team of PennantPark Investment Advisers will have substantial responsibilities under the Investment Management Agreement. In order to grow, the Investment Adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute effectively to the work of the Investment Adviser. We caution you that the principals of the Investment Adviser or Administrator may also be called upon to provide and currently do provide managerial assistance to portfolio companies and other investment vehicles, including other business development companies, which are managed by the Investment Adviser. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We will operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we will make in middle-market companies. We will compete with public and private funds, including other business development companies and closed-end funds, commercial and investment banks, commercial financing companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, also invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. Most of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot offer any assurances that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We will not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

While PennantPark Investment Advisers has identified an initial group of potential investments for our portfolio, we have not identified the entire portfolio that we will acquire with the proceeds of the offering. Also, the Investment Adviser will evaluate investments consistent with its selection process and may take up to one year to fully deploy such proceeds from an offering. As a result, we will invest our funds in temporary investments such as cash, cash equivalents, U.S. government securities and other high-quality investment grade securities that mature in one year or less from the date of investment. The income earned on such investments will be significantly less than what we would earn on investments in Floating Rate Loans and other investments contemplated within this prospectus.

PennantPark Floating Rate Capital may not replicate the historical performance of other investment companies with which our investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies with a market capitalization of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. Current market conditions and the depressed economic cycle present significant challenges to us that have not been present in recent years, if ever. In addition, the investment philosophy and techniques used by the Investment Adviser may differ from those used by other investment companies. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies with which our investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility which could have a material adverse effect on our business, financial condition and results of operations.

We intend to file an election to be treated as a business development company. After doing so, if we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, which could have a material adverse effect on our business, financial condition and results of operations.

You may have current tax liabilities on distributions you reinvest in our common stock.

Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not “opted out” of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received. See “Dividend Reinvestment Plan”.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis.

To the extent we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce our net assets and the amount of income available for debt service as well as reduce and/or affect the character and amount of our distributions to our stockholders. Such a failure would have a material adverse effect on us and our stockholders. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income or gains we do not distribute. If we do not distribute an amount at least equal to the sum of 98% of our ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31), we generally will be required to pay an excise tax on amounts carried over and distributed to stockholders in the next year equal to 4% of the undistributed amount.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, or “OID,” or contracted payment-in-kind, or “PIK,” interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of contracted PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

The part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

In some cases we may recognize income before or without receiving cash representing such income. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our ordinary income and realized net short-term capital gains, if any, to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements, which could have a material adverse effect on our business, financial condition and results of operations. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate-level income tax.

We will need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund the growth of our investments. We have issued equity securities and have borrowed from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund our investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

In addition, as a business development company, we are generally required to maintain a ratio of total assets to total borrowings of at least 200%. This may restrict our ability to borrow in certain circumstances.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock, the issuance of warrants or subscription rights to purchase certain of our securities, or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks, or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends, incur additional indebtedness or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness or redeem a portion of our senior securities, as applicable, at a time when such sales may be disadvantageous, which could materially damage our business.

Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

Additional Common Stock. Our board of directors may decide to issue additional common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we will generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our board of directors. Also, subject to the requirements of the 1940 Act, we may issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a registration statement that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to a registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience significant dilution.

Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future, as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity, but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and materially adversely affect our earnings, if any. Moreover, the successful securitization of a portion of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

There are significant potential conflicts of interest which could impact our investment returns.

The professionals of the Investment Adviser and Administrator may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of PennantPark Floating Rate Capital that may be formed in the future. The Investment Adviser and Administrator may be engaged by such funds at any time and without the prior approval of our stockholders or our board of directors. Our board of directors will monitor any potential conflict that may arise upon such a development. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Currently, the executive officers and directors, as well as the current senior investment professionals of the Investment Adviser, serve as officers and directors of PennantPark Investment Corp., a publicly-traded business development company. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Investment Adviser or an investment manager affiliated with the Investment Adviser. In any such case, when the Investment Adviser identifies an investment, it will be forced to choose which investment fund should make the investment. We may co-invest on a concurrent basis with PennantPark Investment Corp., and any other affiliates that the Investment Adviser forms in the future, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

In the ordinary course of our investing activities, we will pay investment advisory and incentive fees to the Investment Adviser, and will reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of the Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

The Investment Adviser has agreed to pay to the underwriters an additional 2% sales load, or $3,000,000 ($3,450,000 if the underwriters exercise their overallotment option in full) in the aggregate, with respect to this offering of shares of our common stock. We (and indirectly our stockholders) must reimburse this amount under certain circumstances. See “Obligations and Indebtedness.” As a result of these arrangements, there may be times when the management team of the Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into a license agreement, or the License Agreement, with PennantPark Investment Advisers, pursuant to which the Investment Adviser has agreed to grant us a royalty-free non-exclusive license to use the name “PennantPark.” The License Agreement will expire (i) upon expiration or termination of the Investment Management Agreement, (ii) if the Investment Adviser ceases to serve as our investment adviser, (iii) by either party upon sixty days’ written notice or (iv) by the Investment Adviser at any time in the event we assign or attempt to assign or sublicense the License Agreement or any of our rights or duties thereunder without the prior written consent of the Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name. In addition, we pay PennantPark Investment Administration, an affiliate of the Investment Adviser, our allocable portion of overhead and other expenses incurred by PennantPark Investment Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. These arrangements may create conflicts of interest that our board of directors must monitor.

We expect to use borrowed funds to make investments and will be exposed to the typical risks associated with leverage.

If we borrow funds to make investments we will be exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the net asset value attributable to our common stock than it would if we did not use debt. Our ability to pay distributions will be restricted when our asset coverage ratio is not at least 200%, and any amounts that we use to service our indebtedness will not be available for distribution to our common stockholders.

Any use of debt would be governed by the terms of a credit facility or an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, will bear the cost of issuing and servicing debt. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

If we incur additional debt, it could increase the risk of investing in our shares.

We intend to enter into the Credit Facility shortly after completing this offering, which we expect to initially provide us with up to $200.0 million in available borrowings. Leverage is generally considered a speculative investment technique. If the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common or preferred stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As a business development company, we will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200% of total indebtedness. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

The following table is designed to illustrate the effect of leverage on the return an investor in our common stock would experience, assuming a debt to gross asset ratio of 44% and a weighted average annual interest rate of 2.56% and investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that we may experience. The table assumes that we will maintain a constant level and weighted average rate of leverage. The amount of leverage that we use will vary from time to time. As can be seen, leverage generally increases the return of stockholders when the portfolio return is positive and decreases when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)(1)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholders(2)	-20.0%	-11.0%	-2.0%	7.0%	16.0%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “corresponding return to common stockholders,” the “assumed return on portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “corresponding return to common stockholders.”

We will be exposed to risks associated with changes in interest rates that may materially adversely affect our cost of capital and net investment income.

Since we will borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase, which could materially reduce our net investment income. We may use interest rate risk management techniques, such as total return swaps and interest rate swaps, in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, particularly since we intend to invest in Floating Rate Loans. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to the Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have a material adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we will hold which earn fixed interest rates and will increase our interest expense on any variable rate borrowings, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could materially reduce the value of our common stock.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has similar risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Payment of dividends on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any dividends or other payments to our common stockholders. Also, preferred stockholders are not, typically, subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Also, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

We may in the future determine to fund a portion of our investments with debt securities, which would magnify the potential for loss and the risks of investing in us in the same way as our borrowings.

As a result of an issuance of debt securities, we would be exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which will ultimately be borne by our common stockholders. Payment of interest on such debt securities must take preference over any other dividends or other payments to our common stockholders. If we issue debt securities, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the 1940 Act and the terms of our preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities, which could have a material adverse effect on our business, financial condition on results of operations. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, under the 1940 Act certain matters require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes, which could have a material adverse effect on our business, financial condition or results of operations.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the Floating Rate Loans we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may materially adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business. See “Regulation” for more information.

Our board of directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may materially adversely affect our business and impact our ability to make distributions.

RISKS RELATING TO THE ILLIQUID NATURE OF OUR PORTFOLIO ASSETS

We intend to invest in illiquid assets, and our valuation procedures with respect to such assets may result in our recording values that are materially different than the values we ultimately receive upon disposition of such assets.

We expect that most, if not all, of our investments will be recorded using broker/dealers quotes or at fair value as determined in good faith by our board of directors. We expect that primarily most, if not all, of our investments (other than cash and cash equivalents) and, if we elect to fair value the Credit Facility, such borrowings, will be classified as Level 3 under ASC 820, Fair Value Measurements. This means that the portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability. We expect that inputs into the determination of fair value of our portfolio investments and Credit Facility borrowings will require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by such a disclaimer materially reduces the reliability of such information.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we will generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or pro forma financial information. Unlike banks, we will not be permitted to provide a general reserve for anticipated loan losses; we will instead be required by the 1940 Act to specifically fairly value each individual investment on a quarterly basis. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value. Likewise, we will record unrealized depreciation if we believe that the underlying portfolio company has depreciated in value. As a result, there will be uncertainty as to the value of our portfolio investments.

We will adjust the valuation of our portfolio quarterly to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value will be recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Our board of directors expects to use the services of one or more nationally recognized independent valuation firms to aid it in determining the fair value of these securities. The factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because valuations may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Additionally, valuations of private securities and private companies are inherently uncertain. Our net asset value could be materially adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may materially adversely affect our business.

We may acquire our investments directly from the issuer in privately negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. We may exit such investments when the portfolio company has a liquidity event such as a sale, refinancing or initial public offering of the company, but we are not required to do so.

The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises, particularly in light of recent market developments in which investor appetite for illiquid securities was substantially diminished. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Securities purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially harm our business.

A general disruption in the credit markets could materially damage our business.

We are susceptible to the risk of significant loss if we are forced to discount the value of our investments in order to provide liquidity to meet our liability maturities. Our borrowings under a credit facility would be collateralized by the assets in our investment portfolio. A general disruption in the credit markets could result in a diminished appetite for our securities. In addition, with respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a business development company and materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw down on the Credit Facility. These situations may arise due to circumstances that we may be unable to control, such as a general disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We intend to invest primarily in Floating Rate Loans of middle-market companies.

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Floating Rate Loans. The Floating Rate Loans we intend to invest in will usually be rated below investment grade or may also be unrated. Investments in Floating Rate Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to us, and such defaults could reduce our net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate by portfolio companies, and a Floating Rate Loan may lose significant market value before a default occurs and we may experience losses due to the inherent illiquidity of the investments. Moreover, any specific collateral used to secure a Floating Rate Loan may decline in value or become illiquid, which would adversely affect the Floating Rate Loan’s value. Floating Rate Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment-grade, variable rate securities.

Floating Rate Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to us, a reduction in the value of the investment and a potential decrease in the net asset value of the Floating Rate Loan. There can be no assurance that the liquidation of any collateral securing a Floating Rate Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a borrower, we could experience delays or limitations with respect to our ability to realize the benefits of the collateral securing a Floating Rate Loan. The collateral securing a Floating Rate Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some Floating Rate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the rights in collateral of such Floating Rate Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Floating Rate Loans including, in certain circumstances, invalidating such Floating Rate Loans or causing interest previously paid to be refunded to the borrower. Either such step could materially negatively affect our performance.

We may acquire Floating Rate Loans through assignments or participations of interests in a Floating Rate Loan. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the Floating Rate Loan with respect to which we are buying a participation as we would conduct if we were investing directly in the Floating Rate Loan. This difference may result in PennantPark Floating Rate Capital being exposed to greater credit or fraud risk with respect to such Floating Rate Loans than we expected when initially purchasing the participation.

In addition, investing in middle-market companies involves a number of significant risks, including but not limited to:

•

companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and the Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We have not yet identified all of the portfolio companies we will invest in using the proceeds of this offering.

While the Investment Adviser’s investment team has identified an initial group of potential investments for our portfolio, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. Additionally, the Investment Adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock. In addition, pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of senior loans we intend to target for investment, and if we are not able to identify or gain access to suitable investments, our income may be limited.

Under the 1940 Act we will be allowed invest up to 30% of our assets in investments that are not qualifying assets for business development companies. If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a business development company, we will not be allowed acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a market capitalization limit of $250 million. Qualifying assets also include cash, cash items, government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our Floating Rate Loan investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and, therefore, we generally will not be limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we will not be limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on stakeholdings in investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and materially harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and potential termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity investments and subordinate all or a portion of our claim to that of other creditors. This could occur regardless of how we may have structured our investment.

We may not realize gains from our equity investments.

When we invest in mezzanine loans or senior secured loans, we may also invest in the equity securities of the borrower or acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

If we fail to make follow-on investments in our portfolio companies, this could materially impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Because we will not generally hold controlling equity interests in our portfolio companies, we will not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could materially decrease the value of our investments.

Because we will not, generally, have controlling equity positions in our portfolio companies, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the Floating Rate Loans that we expect to hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a material decrease in the value of our investments.

An investment strategy focused primarily on privately held companies, including controlled equity interests, presents certain challenges, including the lack of available or comparable information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We intend to invest primarily in privately held companies. Generally, little public information exists about these companies, and we will rely on the ability of the Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose value on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could materially adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in Floating Rate Loans issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the Floating Rate Loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our incentive fee may induce the Investment Adviser to make speculative investments.

The incentive fee payable by us to PennantPark Investment Advisers may create an incentive for PennantPark Investment Advisers to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Investment Adviser is calculated based on a percentage of our return on invested capital. This may encourage the Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, the Investment Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle applicable to the portion of the incentive fee based on net capital gains. As a result, the Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The part of our incentive fee payable by us to PennantPark Investment Advisers that relates to our investment income is computed and paid on income that may include interest that has been accrued but that has not yet been received in cash. If a portfolio company defaults on a loan structured to provide accrued interest, it is possible that the accrued interest previously used in the calculation of the incentive fee will become uncollectible. PennantPark Investment Advisers is not obligated to reimburse us for any such incentive fees even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. As a result, there is a risk that we will pay incentive fees with respect to income that we never receive in cash.

We may make investments that cause our stockholders to bear investment advisory fees and other expenses on such investments in addition to our management fees and expenses.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of investment company provided in Section 3(c) of the 1940 Act. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to PennantPark Investment Advisers with respect to investments in the securities and instruments of other investment companies under the Investment Management Agreement. With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of PennantPark Investment Advisers as well as indirectly bear the investment advisory fees and other expenses of any investment companies in which we invest.

We may be obligated to pay the Investment Adviser incentive compensation even if we incur a loss.

The Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our income for that quarter minus our operating expenses for the quarter above a threshold return for that quarter. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized capital losses and unrealized capital depreciation that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of companies located outside of the United States. Investing in companies located outside of the United States may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a credit facility in currencies selected to minimize our foreign currency exposure or use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of PennantPark Floating Rate Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

We have no operating history.

We were formed in October 2010 and have not yet commenced investment operations. As a result of a lack of operating history, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will need to raise additional capital to finance our growth. If funds are not available to us, we may need to curtail new investments, and our common stock value could materially decline.

In order to satisfy the requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains, some or all of which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% of indebtedness. This requirement limits the amount we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous. In addition, the issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test that will be applicable to us as a business development company, we may be limited in our ability to make distributions. Further, if more stockholders opt to receive cash dividends and other distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments, which could materially harm our business. Finally, to the extent we make distributions to stockholders which include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our common stock.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk and volatility than alternative investment options or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

There is a risk that our common stockholders may receive our stock as dividends, in which case they may be required to pay tax in excess of the cash they receive.

In January 2010, the Internal Revenue Service extended a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (1) the stock is publicly traded on an established securities market in the United States, (2) the distribution is declared with respect to a taxable year ending on or before December 31, 2011 and (3) each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which must be at least 10% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash receive less than 10% of his or her entire distribution in cash. We currently do not intend to distribute stock as a dividend but reserve the right to do so.

If we distribute our common stock as a dividend of our taxable income, a shareholder could receive up to 90% of the amount of the dividend declared in shares of our common stock with the remaining amount in cash. The total dividend declared would be taxable income to a shareholder although he or she may only receive 10% of the dividend in cash to pay any taxes due on the dividend.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Our shares may trade at a substantial discount from net asset value and may continue to do so over the long term.

Shares of business development companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future. If our common stock trades below its net asset value, we will generally not be able to issue additional shares or sell our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	failure to obtain qualification as a RIC or any loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of the Investment Adviser to employ additional experienced investment professionals or the departure of any of the Investment Adviser’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

Sales of substantial amounts of our securities may have a material adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could materially impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

Any decision to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share will result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material.

The Investment Adviser can resign upon 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could materially adversely affect our financial condition, business and results of operations.

The Investment Adviser has the right, under the Investment Management Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If the Investment Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our common stock may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our financial condition, business and results of operations.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC and the listing standards of the NASDAQ.

FORWARD-LOOKING STATEMENTS

This prospectus contains statements that constitute forward-looking statements, regarding future events or our future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs and our assumptions. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of fluctuation in interest rates on our business;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and

•	the ability of the Investment Adviser to locate suitable investments for us and to monitor and administer our investments.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks” and similar expressions to identify forward-looking statements. Undue influence should not be placed on the forward-looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this prospectus, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 10,000,000 shares of our common stock in this offering will be approximately $141.5 million, or approximately $162.9 million if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $15.00 per share after deducting the underwriting discounts and commissions of $7,500,000 payable by us ($8,625,000 if the underwriters fully exercise their over-allotment option) (excluding an additional sales load of $3,000,000 ($3,450,000 if the underwriters fully exercise their over-allotment option) that the Investment Adviser has agreed to pay to the underwriters) and estimated offering expenses of approximately $1,000,000 payable by us.

We plan to use the net proceeds of this offering for investments primarily in Floating Rate Loans in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to six months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The Investment Adviser has agreed to waive the portion of the base management fee payable on any net proceeds of this offering that have not yet been invested in portfolio investments, inclusive of any temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

CAPITALIZATION

The following table sets forth:

the actual capitalization of PennantPark Floating Rate Capital at March 4, 2011; and

the capitalization of PennantPark Floating Rate Capital as-adjusted to reflect the sale of 10,000,000 shares of our common stock in this offering at a public offering price of $15.00 per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $1,000,000 payable by us.

	As of March 4, 2011
	Actual	As-Adjusted(1)
Assets:
Cash and cash equivalents	$10,000	$141,510,000

Total assets	$10,000	$141,510,000

Net Assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 667 shares outstanding, actual; 10,000,667 shares outstanding, as adjusted	$1	$10,001
Paid-in capital in excess of par value	$9,999	$141,499,999

Net assets	$10,000	$141,510,000

(1)	Does not include the underwriters’ overallotment option of 1,500,000 shares of our common stock.

DILUTION

The potential dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

As of March 28, 2011, our net asset value was $10,000, or approximately $15.00 per share. After giving effect to the sale of the shares to be sold in this offering, and the deduction of discounts and estimated expenses of this offering, our as-adjusted net asset value would be approximately $141.5 million, or $14.15 per share, representing an immediate dilution of $0.85 per share, or 5.67%, to shares sold in this offering. The following illustration assumes no exercise of the underwriters’ over-allotment option. If the underwriters’ over-allotment is exercised in full, there would be an immediate dilution to the net asset value of $0.84 per share, or 5.58%, to the shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$15.00
March 28, 2011 net asset value per share immediately prior to this offering	$15.00

As-adjusted net asset value per share immediately after this offering	$14.15

Dilution per share to stockholders participating in this offering (without exercise of the over-allotment option)	$0.85

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” appearing elsewhere in the prospectus.

Overview

We are a newly organized externally managed finance company. We were formed on October 28, 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. We intend to elect to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering.

Our investment objective is to seek high current income. We will seek to achieve our investment objective by investing primarily in Floating Rate Loans made to private middle-market companies whose debt is rated below investment grade. We may also invest in thinly traded or small market-cap public middle-market U.S. companies. Floating Rate Loans are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other forms of non-investment grade debt, Floating Rate Loans typically have more robust capital-preserving qualities such as less credit risk and have historically had lower default rates than junk bonds. Floating Rate Loans are typically the most senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. Floating Rate Loans typically have terms of three to ten years. Floating Rate Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Under normal market conditions, we expect that at least 80% of the value of our Managed Assets, which means our net assets plus any borrowings for investment purposes, will be invested in Floating Rate Loans. We expect that senior secured loans will represent approximately 65% of our overall portfolio. We expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and private equity investments.

We expect to invest in Floating Rate Loans made primarily to leveraged private middle-market companies. We may also invest in thinly traded or small market-cap public middle-market U.S. companies. Our investments will initially generally range between $2 million and $20 million on average, although we expect that this investment size will vary proportionately with the size of our capital base. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

We will be managed by PennantPark Investment Advisers. PennantPark Investment Administration will provide the administrative services necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of the Investment Adviser and Administrator, respectively, will enable us to operate more efficiently and with lower overhead costs than other newly-formed funds of comparable size.

The consummation of each investment will, however, depend upon obtaining mutually satisfactory pricing terms, the execution and delivery of final binding agreements and the completion of final due diligence. In addition, if we do not wish to make an investment, we will not be obligated to do so. Similarly, prospective portfolio companies are not obligated to obtain Floating Rate Loan financing from us. We can offer no assurance that in the course of completing the prospective investments the Investment Adviser’s team has identified for us, we will not discover facts that would cause us to change the terms and amounts of these investments or render these investments unattractive or that any of these investments will actually be made.

Revenues

We intend to generate revenue in the form of interest income on our portfolio investments and capital gains and distributions, if any, on our debt investments that we may acquire in portfolio companies. Our Floating Rate Loans typically will have a term of three to ten years and bear interest at a floating rate. Interest on debt investments is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK. The principal amount of our debt investments and any accrued but unpaid interest generally will become due at the maturity date. We expect to originate portfolio investments to a greater extent over time and may generate revenue from origination or structuring fees. In addition, we may generate revenue in the form of commitment or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, OID and market discount or premium are capitalized, and we will accrete or amortize such amounts as income. We will record prepayment premiums on loans and debt securities as income. Dividend income, if any, will be recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Expenses

Our primary operating expenses will include the payment of management fees to the Investment Adviser, our allocable portion of overhead under the Administration Agreement and other operating costs as detailed below. Our management fee will compensate the Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. Additionally, we would pay interest expense on any outstanding debt we may accrue under a credit facility. We will bear all other direct or indirect costs and expenses of our operations and transactions, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complementary businesses;

•	expenses incurred by the Investment Adviser in performing due diligence and reviews of investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

Hedging

We may enter into interest rate hedging agreements. To the extent that any of our investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with U.S. generally accepted accounting principles, or “GAAP.” The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

Our investments will generally consist of illiquid securities including Floating Rate Loans and, to a lesser extent, equity investments of middle-market companies. Our board of directors will generally use market quotations to assess the value of our investments for which market quotations are readily available. We will obtain these market values from independent pricing services or at the bid prices obtained from at least two broker/dealers if available, otherwise by a principal market maker or a primary market dealer. If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. First lien secured debt, subordinated debt and other debt investments with maturities greater than 60 days will generally be valued by an independent pricing service or at the bid prices from at least two broker/dealers (if available, otherwise by a principal market maker or a primary market dealer). Investments, of sufficient credit quality, purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value.

We expect that there will not be readily available market values for most, if not all, of the investments will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy, described herein, and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that our board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors will undertake a multi-step valuation process each quarter, as described below:

1.	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

2.	Preliminary valuation conclusions will then be documented and discussed with the management of the Investment Adviser;

3.	Our board of directors will also engage independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms will review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

4.	The audit committee of our board of directors will review the preliminary valuations of the Investment Adviser and that of the independent valuation firms and respond and supplement the valuation recommendations of the independent valuation firms to reflect any comments; and

5.	Our board of directors will discuss these valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firms and the audit committee.

Fair Value Measurements, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of PennantPark Floating Rate Capital. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available at the time.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3: Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments will be classified as Level 3.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by such a disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence was available.

A review of fair value hierarchy classifications will be conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy will be reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur.

In addition to using the above inputs in cash and cash equivalents, and investments valuations, PennantPark Floating Rate Capital will employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, PennantPark Floating Rate Capital will evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

Our investments will generally be structured as debt and equity investments in the form of senior secured loans, mezzanine debt and equity co-investments. The transaction price, excluding transaction costs, will typically be the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments will be made to reflect the expected exit values. Ongoing reviews by the Investment Adviser and independent valuation firms will be based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions and performance multiples, among other factors. These non-public investments will be included in Level 3 of the fair value hierarchy.

Revenue Recognition

We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For Floating Rate Loans with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue as a receivable interest on our investments if we determine that it is probable that we will not be able to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs on our debt will be capitalized, and we then amortize such amounts as interest income or expense as applicable. We will record prepayment premiums on our investments as income. Dividend income, if any, will be recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest or PIK

We may have investments in our portfolio which contain a PIK interest provision. PIK interest will be added to the principal balance of the investment and recorded as income. For us to obtain and maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even though we have not collected any cash with respect to PIK securities.

Federal Income Taxes

We intend to operate so as to qualify to obtain and maintain annually our election to be taxed as a RIC under Subchapter M of the Code. If we so qualify, we will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income as defined by the Code. Although not required for us to maintain our RIC tax status, we must also distribute an amount at least equal to the sum of 98% of our ordinary income (during each calendar year) plus 98.2% of our net capital gains (during each 12 month period ending on October 31) to avoid a 4% excise tax.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences will be reclassified among capital accounts in our future financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We intend to borrow funds subsequent to this offering under the Credit Facility, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in the best interest of us and our stockholders, though we have not decided the extent to which we will finance portfolio investment using debt. See “Business—Leverage” and “Material U.S. Federal Income Tax Considerations.” In the future, we may also securitize a portion of our investments. In the future, we may also obtain additional borrowings from banks and issue senior securities. Our primary use of funds will be investments in portfolio companies and repayment of amounts owing to the advances under any borrowings we may obtain in the future, cash distributions to holders of our common stock and the payment of operating expenses, including debt service if we borrow additional amounts after completion of this offering to fund our investments. Immediately after this offering and the consummation of the related transactions, we expect to have cash resources of approximately $141.5 million or $162.9 million if the underwriters’ over-allotment option is fully exercised and no indebtedness. See “Use of Proceeds.”

Contractual Obligations

We will enter into certain contracts under which we will have material future commitments. Under the Investment Management Agreement, PennantPark Investment Advisers will serve as our investment adviser in accordance with the terms of the Investment Management Agreement. Payments under the Investment Management Agreement in each reporting period will be equal to (1) a management fee equal to 1% of the value of our gross assets and (2) an incentive fee based on our performance. See “Certain Relationships and Transactions—Investment Management Agreement.”

Under the Administration Agreement, PennantPark Investment Administration will furnish us with office facilities and administrative services necessary to conduct our day-to-day operations. If requested to provide managerial assistance to our portfolio companies, we or PennantPark Investment Administration will be paid an additional amount based on the services provided, which amount will not in any case exceed the amount we receive from the portfolio companies for such services. Payment under the Administration Agreement is based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer, chief financial officer and their respective staffs. See “Certain Relationships and Transactions—Administration Agreement.”

The Investment Adviser has agreed to pay to the underwriters an additional 2% sales load, or $3,000,000 ($3,450,000 if the underwriters exercise their overallotment option in full) in the aggregate, with respect to this offering of shares of our common stock. We will be obligated to repay this amount under certain circumstances. See “Obligations and Indebtedness.”

If any of our contractual obligations discussed above are terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement. Any new Investment Management Agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

We currently engage in no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

OBLIGATIONS AND INDEBTEDNESS

The Investment Adviser has agreed to pay to the underwriters an additional 2% sales load, or $3,000,000 ($3,450,000 if the underwriters exercise their overallotment option in full) in the aggregate, with respect to this offering of shares of our common stock. We (and indirectly our stockholders) will be obligated to repay this amount (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, our Pre-Incentive Fee Net Investment Income equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. If one or more of these events does not occur on or before April     , 2015, we will not be obligated to repay this amount. We will repay such amount to the Investment Adviser in cash, and the Investment Adviser has agreed to use such payment to purchase shares of our common stock in the secondary market.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent we have income available, we intend to make monthly distributions to our stockholders. Our monthly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending after completion of this offering. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and you had reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and, if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to PennantPark Investment Advisers. See “Dividend Reinvestment Plan.”

BUSINESS

PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd. is a newly organized, externally managed, closed-end, non-diversified management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” In addition, for tax purposes we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering.

Our investment objective is to seek high current income. We can offer no assurance that we will achieve our investment objectives or be able to structure our investment portfolio as anticipated.

We believe that Floating Rate Loans to private middle-market companies offer attractive risk adjusted returns due to a limited amount of capital available for such companies and the potential for rising rates. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. Floating Rate Loans will typically pay interest at rates which are determined periodically on the basis of a floating base lending rate such as LIBOR, plus a spread over it. We will seek to achieve our investment objectives by investing primarily in Floating Rate Loans and other instruments made to middle-market companies whose debt is rated below investment grade. We may also invest in thinly traded or small market-cap public middle-market U.S. companies. Under normal market conditions, we expect that at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans. We expect that senior secured loans will represent at least 65% of our overall portolio. We expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and private equity investments. In focusing on Floating Rate Loans, our primary investment focus differs from that of PennantPark Investment Corporation, a business development company for which the Investment Adviser also acts as investment adviser, although there may be overlap in terms of targeted investments for us and such other entity. Floating Rate Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Portfolio Companies may obtain Floating Rate Loans to refinance existing debt and for acquisitions, dividends and leveraged buyouts as well as for general corporate purposes.

In addition to the types of securities and investments listed above, we also may invest in: (1) loan interests and corporate bonds that are not secured by any collateral interest in the assets or securities of the borrower; (2) other income producing securities (including U.S. Government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities); (3) rights, warrants and equity securities issued by a borrower or its affiliates as part of a package of investments in the borrower or its affiliates; and (4) structured products. We may also invest in CLOs or collateralized debt obligations, or “CDOs” (including synthetic CLOs or CDOs), asset-backed securities, repurchase agreements, reverse repurchase agreements, cash and cash equivalents, swaps options, futures contracts, or other derivatives or financial instruments (including credit-linked notes, commodity-linked notes, indexed and inverse floating rate securities, convertible instruments and preferred stocks), shares of money market mutual funds or other investment companies or other pooled investment vehicles. We may also seek to gain exposure to Floating Rate Loans by investing in swaps, including single-name credit default swaps, single-name loan credit default swaps and total return swaps and other similar transactions.

We expect to use derivative instruments, if at all, generally to hedge our exposure (i.e., limit downside risk) through the use of interest rate swaps, currency swaps and credit default swaps. We may also use options, futures and forward contracts or options on futures contracts for the same purpose. Likewise, we may make judicious use of these instruments, as well as investments in collateralized debt and loan obligations and total return swaps, to obtain exposure to classes of assets which may not be easily obtained through direct market purchases of the underlying instruments, as well as to boost expected returns on investments in specific asset classes. In addition, we may from time to time enter into total return swaps, securitization transactions and other forms of derivative securities to finance its operations.

In seeking to achieve our investment objectives, the Investment Adviser intends to construct and actively manage a portfolio of Floating Rate Loans and other investments utilizing the strategies discussed below. The Investment Adviser will seek to utilize a disciplined approach to its credit analysis and investment selection process. The criteria used by the Investment Adviser in credit selection may include an evaluation of whether a Floating Rate Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service a borrower’s indebtedness on a timely basis. The Investment Adviser expects to gain exposure to portfolio companies across a broad range of industries and of varying characteristics and return profiles.

Our Investment Adviser and Administrator

We intend to utilize the investing experience and contacts of the Investment Adviser to develop what we believe will be an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years, and average over 20 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, the Investment Adviser’s senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which will provide us with access to substantial investment opportunities across the capital markets. The Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management.

The Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies and BDCs. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator will also oversee our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. The Administrator will oversee the determination and publication of our net asset value, oversee the preparation and filing of our tax returns, and monitor the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, the Administrator will provide, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure.”

Our executive officers and directors, as well as the current and future senior professionals of the Investment Adviser and Administrator, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, the executive officers and directors, as well as the current senior professionals of the Investment Adviser and Administrator, serve as officers and directors of PennantPark Investment Corporation, a publicly-traded BDC. Accordingly, they may have obligations to investors in those entities, including to investors of PennantPark Investment Corporation, the fulfillment of which obligations might not be in the best interest of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by the Investment Adviser and or its affiliates may, notwithstanding different stated investment objectives, may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities among us and such other entities. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Investment Adviser or its affiliates. In any such case, when the Investment Adviser identifies an investment, it will be forced to choose which investment fund should receive the allocation.

We may co-invest on a concurrent basis with PennantPark Investment Corporation, and any other affiliates that the Investment Adviser forms in the future, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

Market Opportunity

We believe that the limited amount of capital available to the middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for PennantPark Floating Rate Capital.

We believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies formerly were able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield bonds.

We believe middle-market companies have faced difficulty raising debt in private markets. Banks, finance companies, hedge funds and CLO funds have withdrawn capital from the middle-market resulting in opportunities for alternative funding sources.

We believe that the current credit market dislocation for middle-market companies improves the risk-adjusted returns of our investments. In the current credit environment, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, we believe there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with Floating Rate Loans provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.

We believe there is substantial supply of opportunities resulting from refinancing. A high volume of financings were completed between the years 2004 and 2007, which will come due in the next few years. We believe this supply of opportunities coupled with a lack of demand offers attractive risk-adjusted returns to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers to middle-market companies:

Experienced Management Team

The senior professionals of the Investment Adviser have worked together for many years and average over 20 years of experience in mezzanine lending, leveraged finance, distressed debt and private equity businesses. The senior professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

Disciplined Investment Approach with Strong Value Orientation

We will employ a disciplined approach in selecting investments that meet the long-standing, consistent, value-oriented investment criteria employed by the Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we will be highly selective in deploying our capital. We believe our approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through the Investment Adviser, will conduct a rigorous due diligence process that draws from the Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Business—Investment Selection Criteria” for more information.

In addition to engaging in extensive due diligence, the Investment Adviser will seek to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

Ability to Source and Evaluate Transactions through the Investment Adviser’s Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe will enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We will identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of the Investment Adviser have long-term relationships.

Flexible Transaction Structuring

We intend to be flexible in structuring investments and tailoring investments to meet the needs of a company while also generating attractive risk-adjusted returns. We can invest in any part of a capital structure and the Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

The Investment Adviser will seek to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we will seek to invest in companies that we believe can generate positive risk-adjusted returns.

We believe that the in-depth coverage and experience of the Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and provide us with ongoing market insights in addition to a significant investment sourcing engine.

Longer Investment Horizon with Attractive Publicly Traded Model

Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will enable us to generate attractive returns on invested capital and to be a better long-term partner for our portfolio companies.

Competition

Our primary competitors provide financing to middle-market companies and include other business development companies and closed-end funds, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. However, we believe that there has been a reduction in the amount of debt capital available since the downturn in the credit markets, which began in mid-2007. We believe this has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company.

For additional information concerning the competitive risks we face, please see “Risk Factors—Risks Relating to our Business and Structure—We will operate in a highly competitive market for investment opportunities.”

Leverage

We currently anticipate utilizing leverage. We have received a commitment to arrange the Credit Facility, which is expected to become effective shortly after this offering is completed. We intend to use borrowings under the Credit Facility to invest in portfolio companies. The Credit Facility is expected to initially provide us up to $200.0 million in available borrowings and is expected to expire in 2016. The Credit Facility is expected to include an accordion feature whereby we will be allowed to increase the amount of the Credit Facility up to $600.0 million. The Credit Facility is expected to have a revolving period of 36 months. The base lending rate for borrowings under the Credit Facility is expected to be LIBOR plus (i) 2.25% while the Credit Facility is in its revolving period and (ii) 4.25% thereafter. We may also issue preferred stock and/or notes, enter into total return swaps, or other derivatives and borrow funds from banks and other financial institutions.

All costs and expenses related to any form of leverage will be borne entirely by our common stockholders. The use of debt to leverage common stock can create risks. Increases or decreases in the value of our portfolio will be magnified if we use leverage. Changes in the value of the portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common stock. During periods when we use leverage, the fees paid to the Investment Adviser for advisory services will be higher than if we did not use leverage because the fees paid will be calculated on the basis of our Managed Assets, which include assets purchased using leverage. As such, the Investment Adviser may have a financial incentive to increase the use of leverage, which constitutes an inherent conflict of interest. In addition, the fees we pay to the Investment Adviser will be borne exclusively by our common stockholders. It is expected that preferred stockholders, noteholders and any lenders will not bear any of our expenses. Our leveraging strategy, if utilized, may not be successful.

We expect that under the Credit Facility, we would be entitled to borrow an amount, initially up to $200.0 million, equal to approximately 50% of the company’s Managed Assets less any amounts of existing leverage, including from the issuance of preferred stock and/or notes. Any such borrowings would constitute financial leverage.

Investment Policy Overview

We will seek to create a diversified portfolio primarily of Floating Rate Loans, by initially targeting an investment size of $2 to $20 million, on average, in Floating Rate Loans of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. The companies in which we invest will typically be highly leveraged, and, in most cases, not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. In addition, we expect our debt investments to range in maturity from three to ten years.

Over time, we expect that our portfolio will continue to consist primarily of Floating Rate Loans in qualifying assets such as private or thinly traded or small market-cap, public middle-market U.S. companies. In addition, we may invest up to 30% of our portfolio in non-qualifying assets. See “Regulation—Qualifying Assets” for more information. These non-qualifying assets may include investments in public companies whose securities are not thinly traded or do not have a market capitalization of less than $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. Moreover, we may acquire investments in the secondary market. See “—Investment selection criteria” for more information.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Investment Selection Criteria

We are committed to a value oriented philosophy used by the investment professionals who manage our portfolio and will seek to minimize the risk of capital loss without foregoing potential for capital appreciation.

We have identified several criteria, discussed below, that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

Generally, we will seek to use our experience and access to market information to identify investment candidates and to structure investments quickly and effectively.

Leading, defensible market positions

The Investment Adviser intends to invest in portfolio companies that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Investment Adviser will seek portfolio companies that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors.

Investing in stable borrowers with positive cash flow

The Investment Adviser intends to invest in portfolio companies believed to be stable and well established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate portfolio companies that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

Proven management teams

The Investment Adviser intends to focus on investments in which the portfolio company has an experienced management team with an established track record of success. The Investment Adviser typically will require that portfolio companies have in place proper incentives to align management’s goals with our goals.

Private equity sponsorship

The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Investment Adviser believes that a private equity sponsor’s willingness to invest significant equity capital in a company is an implicit endorsement of the quality of that company. Further, private equity sponsors of portfolio companies financial or with significant investments at risk may have an ability, and a strong incentive, to contribute additional capital in difficult economic times should financial or operational issues arise so as to maintain their ownership position.

Investments in different borrowers and industries

The Investment Adviser will seek to invest our assets broadly among portfolio companies and across industries. The Investment Adviser believes that this diversified approach may reduce the risk that a downturn in any one company or industry will have a disproportionate impact on the value of our portfolio.

Viable exit strategy

We will seek to invest in portfolio companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we will exit from our investments over time. In addition, we will also seek to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or other capital market transaction.

Due diligence

We believe it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. The Investment Adviser will conduct a rigorous due diligence process that is applied to prospective portfolio companies and draws from the Investment Adviser’s experience, industry expertise and network of contacts. In conducting due diligence, the Investment Adviser will use information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence typically will include:

•	a review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	a review of loan documents;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the team leading the investment will present the investment opportunity to the Investment Adviser’s investment committee. This committee will determine whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of our Investment Adviser. The members of the investment committee receive no compensation from us. These members are employees of the Investment Adviser and receive compensation from the Investment Adviser.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent auditors prior to the closing of the investment, as well as other outside advisers, as appropriate.

The Investment Adviser intends to monitor credit risk of each portfolio company regularly and periodically with a goal toward identifying early, and selling, Floating Rate Loans and other investments with potential credit problems. This monitoring process may include reviewing:(1) a portfolio company’s financial resources and operating history; (2) comparing a portfolio company’s current operating results with the Investment Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a portfolio company’s sensitivity to economic conditions; (4) the performance of a portfolio company’s management; (5) a portfolio company’s debt maturities and borrowing requirements; (6) a portfolio company’s interest and asset coverage; and (7) the relative value of an investment based on a portfolio company’s anticipated cash flow.

Under normal market conditions, we expect that at least 80% of our Managed Assets will be invested in Floating Rate Loans. This policy is not fundamental and may be changed by our board of directors with at least 60 days’ prior written notice provided to stockholders. In this prospectus, “Managed Assets” means net assets plus any borrowings for investment purposes to the extent such a change would not affect our ability to maintain our election as a business development company.

The Investment Adviser will seek to achieve our investment objective through a disciplined approach to the selection of credit investments and its evaluation of portfolio companies. The Investment Adviser also expects to gain exposure to portfolio companies across a broad range of industries and of varying operating and financial characteristics and return profiles, as well as active management of such investments in light of economic developments and trends. However, we are classified as “non-diversified” under the 1940 Act, and our investment portfolio may be more concentrated than the portfolios of other issuers. We may take certain actions if short-term interest rates increase or market conditions otherwise change (or if we anticipate such an increase or change) and our use of leverage, if any, begins (or is expected) to adversely affect our common stockholders. To offset any potentially negative impact of leverage on common stockholders, we may shorten the average maturity of our investment portfolio (by investing in short-term securities) or may reduce our indebtedness or unwind other leveraged transactions. We may also attempt to reduce our use of leverage by redeeming or otherwise purchasing outstanding preferred stock or debt securities, if any.

While our investment objective is to seek high current income through investments in Floating Rate Loans, we may invest up to 35% of the portfolio in opportunistic investments. These investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies and securities of companies located outside of the United States. We expect that these public foreign companies generally will have debt securities that are non-investment grade.

Investment structure

Once we determine that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is structured relative to the other capital in the portfolio company’s capital structure.

We expect our Floating Rate Loans to have terms of three to ten years. We may obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

Certain Floating Rate Loans may have interest-only payments in the early years, payable in cash or PIK interest, with amortization of principal deferred to later years. In some cases, we may enter into mezzanine debt that, by its terms, converts into equity or additional debt securities or defers payments of interest for the first few years after our investment. Also, in some cases our mezzanine debt may be collateralized by a subordinated lien on some or all of the assets of the borrower.

In the case of our Floating Rate Loans, we will seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our Floating Rate Loans generally will require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but may sell certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. We also may turn over investments to better position the portfolio in light of market conditions.

Ongoing relationships with portfolio companies

Monitoring

The Investment Adviser will monitor our portfolio companies on an ongoing basis. The Investment Adviser will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

The Investment Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirement and accomplishments;

•	Comparisons to other PennantPark Floating Rate Capital portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings or presentations by portfolio companies; and

•	Review of monthly and quarterly financial statements and financial projections of portfolio companies.

Valuation of Portfolio Investments

Our investments will generally consist of illiquid securities, including Floating Rate Loans and, to a lesser extent, equity investments of middle-market companies. Our board of directors will generally use market quotations to assess the value of our investments for which market quotations are readily available. We will obtain these market values from independent pricing services or at the bid prices obtained from at least two broker/dealers (if available, otherwise by a principal market maker or a primary market dealer). If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it will use with respect to assets for which market quotations are not readily available. First lien secured debt, subordinated debt and other debt investments with maturities greater than 60 days generally will be valued by an independent pricing service or at the bid prices from at least two broker/dealers (if available, otherwise by a principal market maker or a primary market dealer). Investments, of sufficient credit quality, purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value.

We expect that there will not be readily available market values for most, if not all, of the investments which will be in our portfolio, and we will value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy, described herein, and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that our board of directors may take into account in pricing our investments at fair value will include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors will undertake a multi-step valuation process each quarter, as described below:

1.	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

2.	Preliminary valuation conclusions will then be documented and discussed with the management of the Investment Adviser;

3.	Our board of directors also will engage independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms will review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

4.	The audit committee of our board of directors will review the preliminary valuations of the Investment Adviser and that of the independent valuation firms and respond and supplement the valuation recommendations of the independent valuation firms to reflect any comments; and

5.	Our board of directors will discuss these valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firms and the audit committee.

Fair Value Measurements, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of PennantPark Floating Rate Capital. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available at the time.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3: Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy will be based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments will be classified as Level 3.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence was available.

A review of fair value hierarchy classifications will be conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy will be reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur.

In addition to using the above inputs in cash and cash equivalents, and investments valuations, PennantPark Floating Rate Capital will employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, PennantPark Floating Rate Capital will evaluate the source of inputs, including any markets in which its investments are trading, in determining fair value.

Our investments will generally be structured as debt and equity investments in the form of senior secured loans, mezzanine debt and equity co-investments. The transaction price, excluding transaction costs, will typically be the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price adjustments will be made to reflect the expected exit values.

Ongoing reviews by the Investment Adviser and independent valuation firms will be based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions and performance multiples, among other factors. These non-public investments will be included in Level 3 of the fair value hierarchy.

Managerial assistance

We will offer managerial assistance to our portfolio companies. As a business development company, we will be required to make available such managerial assistance within the meaning of section 55 of the 1940 Act. See “Regulation” for more information.

Staffing

We do not currently have any employees. Our day-to-day investment operations will be managed by the Investment Adviser. The Investment Adviser and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan, including experience in middle-market investing, leveraged finance and capital markets.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our principal executive offices are located in at 590 Madison Avenue, 15th Floor, New York, NY 10022. The Administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

None of us, the Investment Adviser or Administrator is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against the Investment Adviser or Administrator. From time to time, we, the Investment Adviser or Administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Our Portfolio

Our principal investment focus is to invest in Floating Rate Loans. We will generally seek to target companies that generate positive cash flows from the broad variety of industries in which the Investment Adviser has direct expertise. We may invest in other industries if we are presented with attractive opportunities. The following is a list of the industries in which we may invest:

• Aerospace and Defense	• Environmental Services

• Auto Sector	• Financial Services

• Broadcasting and Entertainment	• Grocery

• Business Services	• Education and Childcare

• Buildings and Real Estate	• Home & Office Furnishings, Housewares & Durable Consumer Products

• Cable Television	• Hotels, Motels, Inns and Gaming

• Cargo Transportation	• Insurance

• Chemicals, Plastics and Rubber	• Leisure, Amusement, Motion Picture, Entertainment

• Communications	• Logistics

• Consumer Products	• Manufacturing / Basic Industries

• Containers Packaging & Glass	• Media

• Distribution	• Oil and Gas

• Diversified/Conglomerate Services	• Other Media

• Diversified/Conglomerate Manufacturing	• Printing and Publishing

• Education	• Telecommunications

• Energy / Utilities	• Retail Store

MANAGEMENT

Board of Directors

Our board of directors is responsible for the overall supervision of our operations and will perform the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law.

Biographical Information. Certain biographical and other information relating to our directors is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, and other public directorships, including both public operating companies and registered funds.

Name, Address(1) and Age of Director	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships
Interested Director Arthur H. Penn (47)(2)	Chief Executive Officer and Chairman of the Board of Directors	Director since October 2010; Term Expires 2014

Founder, Chairman and Chief Executive Officer of PennantPark Investment Corporation since its inception in 2007. Mr. Penn also is the founder and Managing Member of PennantPark Investment Advisers, LLC. Before founding PennantPark, Mr. Penn was the co-founder of Apollo Investment Management, where he was a Managing Partner from 2004 to 2007. He also served as Chief Operating Officer of Apollo Investment Corporation from inception in 2004 to 2006 and served as President and Chief Operating Officer in 2006. He formerly was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006.

Independent Directors Marshall Brozost (43)	Director	Director since October 2010; Term Expires 2012

Director of PennantPark Investment Corporation. A Partner at the international law firm of Dewey & LeBoeuf LLP since 2007, where he practices in the real estate and private equity groups. Prior to his tenure at Dewey & LeBoeuf LLP, which began in 2005,
Mr. Brozost practiced law at O’Melveny & Myers LLP and at Solomon & Weinberg LLP from 2001 to 2005.

Name, Address(1) and Age of Director	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships
Samuel L. Katz (45)	Director	Director since October 2010; Term Expires 2012	Director of PennantPark Investment Corporation. The Managing Partner since 2007 of TZP Group LLC, a private equity fund. Before joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 to 2007. Prior to that position, Mr. Katz was Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005.

Adam K. Bernstein (47)	Director	Director since October 2010; Term Expires 2013	Director of PennantPark Investment Corporation. President of The Bernstein Companies, a Washington, D.C.-based real estate firm that he joined in 1986. Mr. Bernstein also serves as the President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the Mid-Atlantic region since its formation in 2000.

Jeffrey Flug (48)	Director	Director since October 2010; Term Expires 2013	Director of PennantPark Investment Corporation. Since 2009, Mr. Flug has held a variety of senior positions, including, most recently, President of Union Square Hospitality Group, an exclusive chain of restaurants. Mr. Flug also has served as Chief Executive Officer and Executive Director from 2006 to 2008 of Millennium Promise Alliance, Inc., a non-profit organization whose mission is to eradicate extreme global poverty. From 2000 to 2006 Mr. Flug was a Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank.

(1)	The address of each Director is c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	Mr. Penn is an interested director due to his positions as an officer of PennantPark Floating Rate Capital and of PennantPark Investment Advisers, LLC.

Biographical Information of our Executive Officers. Certain biographical and other information relating to the executive officers of the company is set out below:

Name, Address(1) and Age of Officer	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Arthur H. Penn (47)	Chief Executive Officer	Since October 2010	See above.

Aviv Efrat (46)	Chief Financial Officer and Treasurer	Since October 2010	Chief Financial Officer and Treasurer of PennantPark Investment Corporation since inception in 2007. Managing Director of PennantPark Investment Administration, LLC since inception in 2007. A Director at BlackRock, Inc. from 1997 to 2007 where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies.

(1)	The address of each officer is c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022.

As of the date of this prospectus, none of our Directors and officers owned any of our outstanding shares. As of the date of this prospectus, none of our Independent Directors or their immediate family members owned beneficially or of record any securities in the Investment Adviser, and none of the Directors owned directly or indirectly any securities in any of the Underwriters.

Compensation of Directors. Each Independent Director receives an annual payment of $50,000 for services performed on behalf of us as a director. The Independent Directors also receive $1,250 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting (unless combined with a board meeting). In addition, each Co-Chairman of the Audit Committee receives an annual fee of $3,750 and each Co-Chairman of any other committee receives an annual fee of $1,250 for his additional services in these capacities. Also, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons.”

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations, as well as our own ethical standards of conduct.

Director Independence

NASDAQ corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under NASDAQ corporate governance rules, in order for a director to be deemed independent, our board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our board of directors will be required to complete an independence questionnaire designed to provide information to assist our board of directors in determining whether the director is independent under NASDAQ corporate governance rules, the 1940 Act and our corporate governance guidelines. Our board of directors has determined that each of our directors, other than Mr. Penn, is independent under the listing standards of the NASDAQ and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of our board of directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. Our board of directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

Board of Directors’ Oversight Role in Management

Our board of directors will perform its risk oversight function primarily through (1) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (2) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the Audit Committee and the Nominating and Corporate Governance Committee will assist our board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, including the annual audit of our financial statements, our systems of internal controls regarding finance and accounting, and pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our common stockholders, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and our management. Both the Audit Committee and the Nominating and Corporate Governance Committee consist solely of independent directors.

Our board of directors will also perform its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer will prepare a written report annually discussing the adequacy and effectiveness of our compliance policies and procedures and certain of our service providers. The Chief Compliance Officer’s report, which will be reviewed by our board of directors, will address at a minimum (1) the operation of our compliance policies and procedures and certain of our service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with our independent directors at least once each year.

We believe that our board of director’s role in risk oversight will be effective and appropriate given the extensive regulation to which we will be subject as a closed-end management investment company. Specifically, as a closed-end management investment company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. In addition, we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering. As a RIC we must meet certain income source, asset diversification and annual distribution requirements.

We believe that the extent of our board of director’s and its committees’ roles in risk oversight will complement our board of director’s leadership structure. Because they are comprised solely of independent directors, the Audit Committee and the Nominating and Corporate Governance Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with our independent auditors, Chief Compliance Officer and Chief Executive Officer, the independent directors will establish direct communication and oversight channels that our board of directors believes will foster open communication and early detection of issues of concern.

We believe that our board of director’s role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among our board of directors and its committees with respect to the oversight of risk is appropriate. However, our board of directors and its committees will continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet our needs.

Board of Directors Composition and Leadership Structure.

The 1940 Act will require that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of us. Currently, four of our five directors are independent directors; however the Chairman of our board of directors is an interested person of us. The independent directors believe that the combined position of Chief Executive Officer and Chairman of our board of directors will result in greater efficiencies in managing us by eliminating the need to transfer substantial information quickly and repeatedly between a separate Chief Executive Officer and Chairman, and the ability to capitalize on the specialized knowledge acquired from the duties of these roles. Our board of directors has not identified a lead independent director; however, it has determined that its leadership structure, in which 80% of the directors are independent directors and, as such are not affiliated with the Investment Adviser or the Administrator, is appropriate in light of the services that the Investment Adviser and the Administrator will provide to us and the potential conflicts of interest that could arise from these relationships.

Information About Each Director’s Experience, Qualifications, Attributes or Skills.

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which our board of directors believes has prepared each director to be an effective board member. Our board of directors believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, our board of directors believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Our board of directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law); public service or academic positions, experience from service as a board member (including on our board of directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the independent directors will be counseled by their own independent legal counsel, who will participate in board of directors meetings and interacts with the Investment Adviser, and also may benefit from information provided by our counsel. Both independent directors’ counsel and our counsel have significant experience advising funds and fund board members. Our board of directors and its committees will have the ability to engage other experts as appropriate. Our board of directors will evaluate its performance on an annual basis.

Role of the Chairman and Chief Executive Officer

As Chairman of our board of directors and Chief Executive Officer, Mr. Penn will assume a leading role in strategic planning and executing our initiatives. Mr. Penn will also manage our day-to-day operations, with the support of the other investment professionals and officers. As Chief Executive Officer, Mr. Penn will have general responsibility for the implementation of our policies, as determined by our board of directors, and for the management of our business and affairs.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Company

Our board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which will allow our board of directors to operate effectively in governing us and protecting the interests of our stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our board of directors.

Arthur H. Penn

Our board of directors will benefit from Mr. Penn’s business leadership and experience and knowledge of senior loan, mezzanine lending, leveraged finance, distressed debt and private equity businesses, as well as a diverse knowledge of management practices. Mr. Penn is our Founder, Chairman and Chief Executive Officer and the Managing Member of PennantPark Investment Advisers, LLC and PennantPark Investment Administration, LLC. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as President and Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006, and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 through 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. In these capacities, Mr. Penn oversaw groups responsible for more than 200 high-yield and leveraged bank financings aggregating over $34 billion in capital raised. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers. Mr. Penn’s longstanding service as Chairman and Chief Executive Officer of PennantPark Investment Corp. and Managing Member of PennantPark Investment Advisers, LLC and PennantPark Investment Administration, LLC provide him with a specific and valuable understanding of us, our operations, and the business and regulatory issues facing us.

Adam K. Bernstein

Mr. Bernstein brings to our board of directors 25 years of experience in leading a real estate development, investment and management business in the Mid-Atlantic region of the United States. Mr. Bernstein affords our board of directors his vast experience in the area of strategic and financial planning and capital and risk management. Mr. Bernstein is President of The Bernstein Companies, a Washington D.C.—based real estate firm which he joined in 1986. Mr. Bernstein also serves as the President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the Mid-Atlantic region since its formation in 2000. Mr. Bernstein also is the President of the Mid-Atlantic Regional Advisory Board of the University of Pennsylvania.

Marshall Brozost

Mr. Brozost brings 17 years of experience in the areas of finance, private equity, mergers and acquisitions and restructurings. Since 2007, Mr. Brozost has been Partner at the international law firm of Dewey & LeBoeuf

LLP, where he practices in the real estate and private equity groups. Prior to his tenure at Dewey & LeBoeuf LLP, which began in 2005, Mr. Brozost practiced law at O’Melveny & Myers LLP from 2001 to 2004 and Solomon & Weinberg LLP from 2004 to 2005. Mr. Brozost also served as a vice president of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug

Mr. Flug brings to our board of directors expertise in fixed income, investment banking, accounting and business operations. Since 2009, Mr. Flug has held a variety of senior positions including, most recently, the President of Union Square Hospitality Group, LLC, an exclusive chain of restaurants. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L Katz

Mr. Katz brings to our board of directors a diverse knowledge of business and finance as a result of his career over the past 25 years. Mr. Katz is the Managing Partner of TZP Group, LLP a private equity fund he formed in 2007. Prior to joining TZP Group, he was CEO of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 through 2007. From 1996 through 2005, Mr. Katz held a variety of senior positions at Cendant Corporation including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. From 1992 to 1995, Mr. Katz invested in private and public equity as Co-Chairman of Saber Capital, Inc. and Vice President of Dickstein Partners Inc. From 1988 to 1992, he was an Associate and Vice President at The Blackstone Group, where he worked on numerous private equity transactions, including the initial LBOs of several hotel franchise brands, which created the predecessor to Cendant Corporation. From 1986 to 1988, Mr. Katz was a Financial Analyst at Drexel Burnham Lambert.

Executive Officer and Officer who are not Directors

Aviv Efrat

Mr. Efrat became PennantPark Floating Rate Capital Ltd.’s Chief Financial Officer and Treasurer in October 2010. Mr. Efrat is also a Managing Director of PennantPark Investment Administration, LLC and the Chief Financial Officer and Treasurer of PennantPark Investment Corp. Mr. Efrat was a Director at BlackRock, Inc., where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies from 1997 to 2007. From 1994 to 1997, Mr. Efrat was in the Investment Companies Business Unit at Deloitte & Touche LLP. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Guy F. Talarico

Mr. Talarico became PennantPark Floating Rate Capital’s Chief Compliance Officer in 2011. Mr. Talarico has served as Chief Compliance Officer for investment advisers, private funds and investment companies since 2004. From 2001 to 2004 Mr. Talarico was Senior Director at Investors Bank & Trust Company where he was servicing investment advisers, mutual funds and institutions. From 1986 to 2001, Mr. Talarico was a division executive with JPMorgan Chase Bank, N.A., servicing equity and fixed-income portfolio management, money market trading and custody functions, as well as overseeing compliance. Mr. Talarico has been admitted to practice law in the States of New Jersey and New York.

Committees of the Board of Directors

Our board of directors has established an Audit Committee and a Nominating and Corporate Governance Committee. We will require each director to make a diligent effort to attend all board and committee meetings, and encourage directors to attend our Annual Meeting of Stockholders.

Audit Committee

The members of the Audit Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. Messrs. Flug and Katz serve as Co-Chairmen of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by our board of directors. Our charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records, reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to our board of directors whether the audited financial statements should be included in our annual report; reviewing and discussing with management and the independent auditors our financial statements prior to the filings; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding our board of directors in fair value pricing of debt and equity securities. Our board of directors and Audit Committee will use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities. Our board of directors has determined that each of Messrs. Flug and Katz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. Messrs. Bernstein and Brozost serve as co-chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee of our board of directors, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and our management.

The Nominating and Corporate Governance Committee will consider our stockholders’ recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Thomas Friedmann, Secretary, c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022. When submitting a nomination to us for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by our board of directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of our board of directors will include compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; and the ability to contribute to our effective management, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our board of directors, but the Committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of our board of director’s annual-self assessment, the members of the Nominating and Corporate Governance Committee will evaluate the membership of our board of directors and whether our board of directors maintains satisfactory policies regarding membership selection.

Portfolio Managers, or Senior Investment Professionals, Biographical Information.

The Investment Adviser has three experienced senior investment professionals in addition to Mr. Penn. These senior investment professionals of the Investment Adviser have worked together for many years, and average over 20 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which will provide us with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information.

Salvatore Giannetti III joined PennantPark Investment Advisers in February 2007. Mr. Giannetti was most recently Partner in the private equity firm Wilton Ivy Partners since 2004. He was a Managing Director at UBS Securities LLC in its Financial Sponsors and Leveraged Finance Group from 2000 to 2001. From 1997 to 2000, Mr. Giannetti was a Managing Director in the Investment Banking Division at Deutsche Bank (joining BT Securities and BT Alex Brown Inc.). From 1986 to 1997, Mr. Giannetti worked in the Investment Banking, Syndicated Loan & Private Equity groups at Chase Securities Inc. and its predecessor firms, Chemical Securities and Manufacturers Hanover.

P. Whitridge Williams, Jr. joined PennantPark Investment Advisers in March 2007. Mr. Williams was most recently a Managing Director in the Financial Sponsors and Leveraged Finance Group at UBS Securities LLC. Mr. Williams worked at UBS and predecessor firms, including Dillon Read and Co. Inc. from 1996 to 2007. During Mr. Williams’ tenure at UBS, he spent four years as a senior member of the Telecom, Media and Technology Group.

Jose A. Briones joined PennantPark Investment Advisers in December 2009. Mr. Briones was most recently a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. He was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Prior to joining UBS he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.

In addition to managing our investments, as of December 31, 2010, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
PennantPark Investment Corporation	Business development company	Primarily mezzanine debt and equity investments in middle-market leveraged companies	$717

(1)	Gross assets are calculated as of December 31, 2010, and are rounded to the nearest million.

The table below shows the dollar range of shares of common stock we estimate will be beneficially owned by each of our portfolio managers and each of our officers subsequent to completion of this offering.

Name of Portfolio Manager	Dollar Range of Equity Securities in PennantPark Floating Rate Capital Ltd.(1)
Arthur H. Penn	$1 – $10,000
Salvatore Giannetti III	None
P. Whitridge Williams, Jr.	None
Jose A. Briones	None

Name of officer
Aviv Efrat	None
Guy F. Talarico	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000.

Communication with our Board of Directors

Stockholders with questions about us are encouraged to contact our Investor Relations Department at 590 Madison Avenue, 15th Floor, New York, New York 10022 or by visiting the investor relations web page on our website at www.pennantpark.com. However, if stockholders believe that their questions have not been addressed, they may communicate with our board of directors by sending their communications to: Thomas Friedmann, Secretary, c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022. All stockholder communications received in this manner will be delivered to one or more members of our board of directors.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 667 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group.

	Type of Ownership	Immediately Prior to This Offering		Immediately After This Offering(1)
Name		Shares Owned	Percentage	Shares Owned	Percentage
PennantPark Investment Advisers LLC(2)	Direct	667	100%	667	*
Arthur H. Penn(3)	Indirect	667	100%	667	*
All officers and directors as a group(4)	Indirect	667	100%	667	*

(1)	Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ overallotment option.
(2)	The address for PennantPark Investment Advisers LLC is 590 Madison Avenue, 15th Floor, New York, NY 10022.
(3)	Mr. Penn is the managing member of PennantPark Investment Advisers, LLC and may therefore be deemed to beneficially own the 667 shares owned by PennantPark Investment Advisers LLC.
(4)	The address for all officers and directors is 590 Madison Avenue, 15th Floor, New York, NY 10022.
*	Less than 1%

The following table sets forth the dollar range of our equity securities we expect will be beneficially owned by each of our Directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in PennantPark Floating Rate Capital(1)
Interested Director
Arthur H. Penn	$1 – $10,000
Independent Directors
Adam K. Bernstein	None
Marshall Brozost	None
Jeffrey Flug	None
Samuel L. Katz	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Investment Management Agreement

We will enter into the Investment Management Agreement with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of our board of directors, will manage the day-to-day operations of and provides investment advisory services to us. Under the terms of the Investment Management Agreement, the Investment Adviser will:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we will make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we will make.

The Investment Adviser’s services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services, without the prior approval of our stockholders or our board of directors, to other entities so long as its services to us are not impaired. Our board of directors will monitor any potential conflicts that may arise upon such a development. For providing these services, the Investment Adviser will receive a fee from us, consisting of two components—a base management fee and an incentive fee, which we refer to collectively as the “Management Fees.”

Investment Advisory Fees

Pursuant to the Investment Management Agreement, we will agree to pay PennantPark Investment Advisers a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.00% of our gross assets. PennantPark Investment Advisers, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering that have not yet been invested in portfolio investments, inclusive of any temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of investment. For services rendered under the Investment Management Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee will have two parts, as follows: one part will be calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.00% base management fee. We will pay PennantPark Investment Advisers an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 1.75%;

•

50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.9167% in any calendar quarter (11.67% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.9167%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with approximately 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income exceeds 2.9167% in any calendar quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter (11.67% annualized) will be payable to PennantPark Investment Advisers (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Investment Income thereafter is allocated to PennantPark Investment Advisers).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

allocated to PennantPark Investment Advisers

These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and net unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of PennantPark Floating Rate Capital.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = 0.80%

Pre-Incentive Net Investment Income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = 2.25%

Incentive fee = 50% × Pre-Incentive Fee Net Investment Income, subject to the “catch-up”(4)

= 50% × (2.25% – 1.75%)

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = 3.55%

Incentive fee = 20% × Pre-Incentive Fee Net Investment Income, subject to “catch-up”(4)

Incentive fee = 50% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.9167%))

Catch-up = 2.9167% – 1.75%

= 1.1667%

Incentive fee = (50% × 1.1667%) + (20% × (3.55% – 2.9167%))

= 0.58334% + (20% × 0.6333%)

= 0.58334% + 0.12667%

= 0.71001%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets.
(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 1.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of approximately 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.9167% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $6 million capital gains incentive fee

•	$30 million realized capital gains on sale of Investment A multiplied by 20%

•	Year 3: None

$5 million cumulative fee (20% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: $200,000 capital gains incentive fee

$6.2 million cumulative fee ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (previous capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

•	20% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million cumulative fee (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (previous capital gains fee paid in Year 2)

(1)	As illustrated in Year 3 of Alternative 1 above, if PennantPark Floating Rate Capital were to be wound up on a date other than December 31 of any year, PennantPark Floating Rate Capital may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if PennantPark Floating Rate Capital had been wound up on December 31 of such year.

•	Year 4: None

•	Year 5: None

$5 million cumulative fee (20% multiplied by $25 million ($35 million cumulative realized capital gains less $10 million realized capital losses)) less $6.4 million (previous cumulative capital gains fee paid in Year 2 and Year 3)

Duration and Termination

The Investment Management Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of us, on March 10, 2011 and is scheduled to be executed on the date of this prospectus. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of two years from its execution date. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk factors—Risks relating to our business and structure—We are dependent upon the Investment Adviser’s key personnel for our future success, and if the Investment Adviser is unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objectives could be significantly harmed.”

Organization of the Investment Adviser

PennantPark Investment Advisers is a registered investment adviser under the Advisers Act of 1940. The principal executive office of PennantPark Investment Advisers is located at 590 Madison Avenue, 15th Floor, New York, NY 10022.

Administration Agreement

Pursuant to the Administration Agreement, the Administrator will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator will perform, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of compensation and related expenses of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. Under the Administration Agreement, the Administrator will offer, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator.

Duration and Termination

The Administration Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of PennantPark Investment, on March 10, 2011 and is scheduled to be executed on the date of this prospectus. Unless terminated earlier as described below, the Administration Agreement will continue in effect for a period of two years from its execution date. It will remain in effect if approved annually by our board of directors, including approval by a majority of our directors who are not interested persons. The Administration Agreement may not be assigned by either party without the consent of the other party. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Indemnification

The Investment Management Agreement and Administration Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations, PennantPark Investment Advisers and PennantPark Investment Administration and their officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PennantPark Investment Advisers’ and PennantPark Investment Administration’s services under the Investment Management Agreement or Administration Agreement or otherwise as Investment Adviser or Administrator for us.

License Agreement

We have entered into a license agreement with PennantPark Investment Advisers pursuant to which PennantPark Investment Advisers has granted us a royalty-free, non-exclusive license to use the name “PennantPark.” The License Agreement will expire (i) upon expiration or termination of the Investment Management Agreement, (ii) if the Investment Adviser ceases to serve as our investment adviser, (iii) by either party upon sixty days’ written notice or (iv) by the Investment Adviser at any time in the event we assign or attempt to assign or sublicense the License Agreement or any of our rights or duties thereunder without the prior written consent of the Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

Sales load advance

The Investment Adviser has agreed to pay to the underwriters an additional 2% sales load, or $3,000,000 ($3,450,000 if the underwriters exercise their overallotment option in full) in the aggregate, with respect to this offering of shares of our common stock. We (and indirectly our stockholders) will be obligated to repay this amount (a) if during any four consecutive calendar quarter-periods ending on or after the one year anniversary of the closing of the offering, our Pre-Incentive Fee Net Investment Income equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. We will repay such amount to the Investment Adviser in cash, and the Investment Adviser has agreed to use such payment to purchase shares of our common stock in the secondary market.

DETERMINATION OF NET ASSET VALUE

Our investments will generally consist of illiquid securities including Floating Rate Loans and, to a lesser extent equity investments in middle-market companies. The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a business development company, we will generally invest in illiquid securities, including debt and equity investments of middle-market companies. All of our investments will be recorded using broker/dealers quotes or using fair value as determined in good faith by our board of directors in consultation with our independent third party valuation firms. Our board of directors will generally use market quotations to assess the value of our investments for which market quotations are readily available. We will obtain these market values from an independent pricing service or at the bid prices, if available, obtained from at least two broker/dealers, or by a principal market maker or a primary market dealer. If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it will use with respect to assets for which market quotations are not readily available. Debt and equity investments that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values will involve subjective judgments and estimates. Investments, of sufficient credit quality, purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, in consultation with independent third party valuation firms, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below net asset value of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and our board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the net asset value of our common stock during the period discussed above.

Importantly, this determination will not necessarily require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. However, if we receive the consent of a majority of our common stockholders to issue shares of our common stock at a price below our then current net asset value and our board of directors decides that such an offering is in the best interest of our common stockholders, we may undertake such an offering.

To the extent that the above procedures result in even a remote possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine our net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine our net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of our board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of dividend distributions on behalf of stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have the stockholder’s cash dividend reinvested in shares of common stock. A registered stockholder may elect to receive a dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and transfer agent and registrar, in writing so that the notice is received by the plan administrator no later than the record date for distribution to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

Generally, we intend to issue new shares to implement the plan, subject to the provisions of the 1940 Act. We reserve the right to purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholders will be determined by dividing the total dollar amount of the dividend payable to the stockholder by the market price per share of common stock at the close of regular trading on NASDAQ Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for the shares on NASDAQ Global Select Market or, if no sale is reported for such day, at the average of the reported bid and asked prices. The number of shares of common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of stockholders have been tabulated.

Except as described below, the plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

On March 28, 2011 our authorized capital stock consisted of 100,000,000 shares of stock, par value $0.001 per share, all of which were classified as common stock. We intend to list our common stock on the NASDAQ Global Select Market under the ticker symbol “PFLT”. On that date there were no outstanding options or warrants to purchase our capital stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

As of March 28, 2011, we had 1 stockholder of record.

The following are our outstanding classes of securities as of March 28, 2011:

Title of Class	Amount of Shares Authorized	Amount of Shares Held by Us for Our Account	Amount of Shares Outstanding as of March 28, 2011
Common Stock	100,000,000 Shares	None	667 Shares

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that our board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available for payment. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our directors’ and officers’ rights to indemnification and advancement of expenses provided by our charter and bylaws vest immediately upon election of a director or officer.

Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by such corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by such corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively, and in each case, those directors will serve until their successors are duly elected and qualified. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by our board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our board of directors. Accordingly, at such time as we have three independent directors and our common stock is registered under the Exchange Act, except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting unless the charter provides for stockholder action by less than unanimous consent (which our charter does not). These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of the board, president or chief executive officer. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders of at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders of at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders of at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our board of directors. Our charter and bylaws provide that our board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions. A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws will provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We intend to elect to be treated as a business development company under the 1940 Act, and we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We may enter into hedging transactions to manage the risks associated with interest rate fluctuations. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined under the 1940 Act to include any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but is excluded from the definition of an investment company by Section 3(c) of the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; has any class of securities listed on a national securities exchange subject to a market capitalization maximum of $250.0 million; or is controlled by us which has an affiliated person who is a director of such portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)

Securities purchased in a private transaction from a U.S. operating company or from an affiliated person of the issuer, or in transactions incidental thereto, if such issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

As a business development company, we are required to make available managerial assistance to our portfolio companies that constitute a qualifying asset within the meaning of Section 55 of the 1940 Act. However, if a business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator may provide such assistance on our behalf to portfolio companies that request such assistance.

Temporary Investments

Pending investments in other types of “qualifying assets,” as described above, may consist of cash, cash equivalents, U.S. government securities or high-quality investment grade debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of Floating Rate Loans we intend to target for investment. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests, as defined later in this prospectus, in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. See “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital” for more information.

Joint Code of Ethics and Code of Conduct

Our board of directors has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and has also approved the Investment Adviser’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Our board of directors has also adopted a code of conduct pursuant to the Sarbanes-Oxley Act and the NASDAQ listing standards. The code of conduct establishes procedures for the purpose of promoting honest and ethical conduct and compliance with applicable laws and governmental rules and regulations.

The codes of ethics and conduct will be available for viewing and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In the future, the codes of ethics and conduct also may be available on the EDGAR Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Investment Adviser. The Proxy Voting Policies and Procedures of the Investment Adviser are set forth below. The guidelines are reviewed periodically by the Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we”, “our” and “us” refers to our Investment Adviser.

Introduction

As an Investment Adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring the investments our clients. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Aviv Efrat, Chief Financial Officer and Treasurer, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Privacy Protection Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of the Investment Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Our privacy protection policies are available, free of charge, on our website at www.pennantpark.com. In addition, the privacy policy will be available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, in the future as an exhibit to the registration statement of which this prospectus forms a part. In the future, you may also obtain copies of our privacy policy, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of independent directors and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required by law to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to PennantPark Floating Rate Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and PennantPark Investment Advisers have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws. We review these policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering such policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes several regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•

pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the consolidated financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting, which must be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for PennantPark Floating Rate Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser will generally seek reasonably competitive trade execution costs, PennantPark Floating Rate Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and PennantPark Floating Rate Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Securities may be held by, or be appropriate investments for, us as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or its affiliates when one or more clients of the Investment Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve us or other clients or funds for which the Investment Adviser or its affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in our common stock. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partnership level. A prospective stockholder that is a partnership and a partner in such partnership should consult their tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering. To qualify and maintain RIC tax benefits, we must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements (as described below). We also must annually distribute dividends of at least 90% of the sum of our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses out of the assets legally available for distribution (the “Annual Distribution Requirement”). Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our realized net capital gains for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years (the “Excise Tax Avoidance Requirement”). In addition, we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions.

In order to qualify as a RIC for federal income tax purposes, we must:

maintain an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

derive in each taxable year at least 90% of our gross income from distributions, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships (the “Diversification Tests”).

Taxation as a RIC

If we qualify as a RIC, and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with pay in kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

In January 2010, the Internal Revenue Service extended a revenue procedure that temporarily allows a RIC to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as a dividend if (1) the stock is publicly traded on an established securities market, (2) the distribution is declared with respect to a taxable year ending on or before December 31, 2011 and (3) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits. In situations where this revenue procedure is not applicable, the IRS has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of sale. We currently do not intend to distribute stock as a dividend but reserve the right to do so.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets). If we fail to qualify for treatment as a RIC in any taxable year and such relief provisions do not apply to us, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above for more information.

If we are unable to obtain and maintain our status as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits, and, subject to certain limitations under the Code, distributions made in taxable years beginning before January 1, 2013 would be eligible for the 15% maximum rate applicable to non-corporate U.S. stockholders. Subject to certain limitations under the Code, dividends paid by us to corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our common stock, and any remaining distributions would be treated as a capital gain.

To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements of the Code for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a reduced tax rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter unless the relevant provisions are extended by legislation), if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain distributions” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains at a reduced rate in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of our common stock registered in the U.S. stockholder’s own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written notice to the plan administrator so that the plan administrator receives the notice not less than 10 days prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (through 2012), i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years. For taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income”, which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). U.S. stockholders should consult their own tax advisors concerning the imposition of this tax.

Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

U.S. stockholders may be subject to federal income tax withholding (“backup withholding”) currently at a rate of 28% (until 2013 when a higher rate may apply) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies a withholding agent that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain) are expected, except as provided below, to be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment of the Non-U.S. stockholder in the United States, the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, a withholding agent will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

However, dividends with respect to any taxable year beginning on or before December 31, 2011 will not be subject to withholding of federal income tax to the extent the dividends are reported by us as ‘‘interest-related dividends’’ or ‘‘short-term capital gain dividends’’ in written statements furnished to our stockholders. Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of federal income tax at the source if they had been received directly by a non-U.S. person, and that satisfy certain other requirements. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by us. In addition, no assurance can be given as to whether this exemption will be extended for taxable years after 2011.

Except as provided below, actual or deemed distributions of our net long-term capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal income or withholding tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) the Non-U.S. stockholder is an individual who is present for more than 182 days in the United States and meets certain other conditions.

After December 31, 2012, withholding at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds) will be required, unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our common stock.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Under our dividend reinvestment plan, if a Non-U.S. stockholder owns shares of our common stock registered in the non-U.S. shareholder’s own name, the Non-U.S. shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless it opts out of the dividend reinvestment plan by delivering a written notice to the plan administrator so that the plan administrator receives the notice not less than 10 days prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. Incorporated, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC are acting as representatives and as joint book-running managers of this offering, have severally agreed to purchase, and we have agreed to sell to them, severally, the number of shares of common stock indicated below:

Name	Number of Shares
Morgan Stanley & Co. Incorporated
SunTrust Robinson Humphrey, Inc.
UBS Securities LLC
BMO Capital Markets Corp.
Houlihan Lokey Capital, Inc.
Janney Montgomery Scott LLC
RBC Capital Markets, LLC
Stifel, Nicolaus & Company, Incorporated

Total	10,000,000

The underwriters and the representatives are collectively referred to as the “Underwriters” and the “Representatives,” respectively. The Underwriters are offering the shares of common stock subject to their acceptance of the shares from us and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the shares of our common stock offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the shares of common stock offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the shares of common stock directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $         a share under the public offering price. Any Underwriter may allow, and such dealers may reallow, a concession not in excess of $         a share to other underwriters or to certain dealers. After the initial offering of the shares of common stock, the offering price and other selling terms may from time to time be varied by the Representatives.

The Underwriters have been granted an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of 1,500,000 additional shares of our common stock at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of our common stock offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional shares of our common stock as the number listed next to the Underwriter’s name in the preceding table bears to the total number of shares of our common stock listed next to the names of all Underwriters in the preceding table.

The following table shows the public offering price, underwriting discount and proceeds before expenses to us and the selling stockholder including the amount that the Investment Adviser has agreed to pay to the underwriters as an additional sales load. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Underwriting discounts and commissions (Sales load)
Proceeds, before expenses, to PennantPark Floating Rate Capital Ltd.

We estimate that the total expenses of this offering, excluding sales load (underwriting discounts and commissions), will be approximately $1,000,000.

The Underwriters have informed us that they do not intend sales to discretionary accounts to exceed five percent of the total number of shares of our common stock offered by them.

We intend to apply to have our common stock approved for listing on the NASDAQ Global Select Market under the symbol “PFLT.”

We have agreed, with exceptions, not to sell or transfer any common stock for 180 days after the date of this prospectus without first obtaining the written consent of the Representatives.

Our executive officers and directors, PennantPark Investment Advisers, LLC, and Pennant Park Investment Administration, LLC have agreed, with exceptions, not to sell or transfer any common stock for 180 days after the date of this prospectus supplement without first obtaining the written consent of the Representatives. Specifically, we and these other individuals and entities have agreed not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common stock;

•	sell any option or contract to purchase any common stock;

•	purchase any option or contract to sell any common stock;

•	grant any option, right or warrant for the sale of any common stock;

•	lend or otherwise dispose of or transfer any common stock;

•	request or demand that we file a registration statement related to the common stock; or

•

enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

This lockup provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

In order to facilitate the offering of our common stock, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of our common stock. Specifically, the Underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position in our common stock for their own account. A short sale is covered if the short position is no greater than the number of shares available for purchase by the Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The Underwriters may also sell shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. In addition, in order to cover any over-allotments or to stabilize the price of our common stock, the Underwriters may bid for, and purchase, shares of our common stock in the open market. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing our common stock in the offering, if the syndicate repurchases previously distributed shares of our common stock to cover syndicate short positions or to stabilize the price of the common stock. Any of these activities may stabilize or maintain the market price of our common stock above independent market levels. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

We and the Investment Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

The Underwriters and their affiliates have provided in the past to us and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to PennantPark Floating Rate Capital and its affiliates and managed funds or our portfolio companies for which they have received or will be entitled to receive separate fees. In particular, the Underwriters or their affiliates may execute transactions with PennantPark Floating Rate Capital or on behalf of PennantPark Floating Rate Capital or any of our portfolio companies, affiliates and/or managed funds. In addition, the Underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to PennantPark Floating Rate Capital and its affiliates and managed funds. An affiliate of SunTrust Robinson Humphrey, Inc. has committed to be a lender under the Credit Facility.

The principal business addresses of the underwriters are: Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, NY 10036; SunTrust Robinson Humphrey, Inc. is 3333 Peachtree Road, NE, Atlanta, GA 30326; UBS Securities LLC is 299 Park Avenue, New York, NY 10171; BMO Capital Markets Corp. is 3 Times Square, New York, NY 10036; Houlihan Lokey Capital, Inc. is 1930 Century Park West, Los Angeles, CA 90067; Janney Montgomery Scott LLC is 1801 Market Street, Philadelphia, PA 19103; RBC Capital Markets, LLC is Three World Financial Center, New York, NY 10281; Stifel, Nicolaus & Company, Incorporated is 501 N. Broadway, St. Louis MO 63102.

European Economic Area

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of warrants and shares of common stock described in this prospectus may not be made to the public in that relevant member state prior to the publication of a prospectus in relation to the shares of common stock that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the Prospectus Directive, except that, with effect from and including the relevant implementation date, an offer of warrants may be made to the public in that relevant member state at any time:

•	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

•

to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant Manager or Managers nominated by the Issuer for any such offer; or

•	in any other circumstances falling within Article 3(2) of the Prospectus Directive.

For purposes of this provision, the expression an “offer of shares to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase the shares, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in each relevant member state and the expression 2010 PD Amending Directive means Directive 2010/73/EU.

This EEA selling restriction is in addition to any other selling restrictions set out in this Prospectus.

United Kingdom

This prospectus is only being distributed to, and is only directed at, persons in the United Kingdom that are (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). The shares of common stock are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such shares of common stock will be engaged in only with, relevant persons.

Switzerland

This prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations (“CO”) and the shares will not be listed on the SIX Swiss Exchange. Therefore, this prospectus may not comply with the disclosure standards of the CO and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

Australia

This prospectus is not a formal disclosure document and has not been, nor will be, lodged with the Australian Securities and Investments Commission. It does not purport to contain all information that an investor or their professional advisers would expect to find in a prospectus or other disclosure document (as defined in the Corporations Act 2001 (Australia)) for the purposes of Part 6D.2 of the Corporations Act 2001 (Australia) or in a product disclosure statement for the purposes of Part 7.9 of the Corporations Act 2001 (Australia), in either case, in relation to the securities.

The securities are not being offered in Australia to “retail clients” as defined in sections 761G and 761GA of the Corporations Act 2001 (Australia). This offering is being made in Australia solely to “wholesale clients” for the purposes of section 761G of the Corporations Act 2001 (Australia) and, as such, no prospectus, product disclosure statement or other disclosure document in relation to the securities has been, or will be, prepared.

This prospectus does not constitute an offer in Australia other than to wholesale clients. By submitting an application for our securities, you represent and warrant to us that you are a wholesale client for the purposes of section 761G of the Corporations Act 2001 (Australia). If any recipient of this prospectus is not a wholesale client, no offer of, or invitation to apply for, our securities shall be deemed to be made to such recipient and no applications for our securities will be accepted from such recipient. Any offer to a recipient in Australia, and any agreement arising from acceptance of such offer, is personal and may only be accepted by the recipient. In addition, by applying for our securities you undertake to us that, for a period of 12 months from the date of issue of the securities, you will not transfer any interest in the securities to any person in Australia other than to a wholesale client.

Hong Kong

Our securities may not be offered or sold in Hong Kong, by means of this prospectus or any document other than (i) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (ii) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong). No advertisement, invitation or document relating to our securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere) which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder

Japan

Our securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and our securities will not be offered or sold, directly or indirectly, in Japan, or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan, or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Singapore

This document has not been registered as a prospectus with the Monetary Authority of Singapore and in Singapore, the offer and sale of our securities is made pursuant to exemptions provided in sections 274 and 275 of the Securities and Futures Act, Chapter 289 of Singapore (“SFA”). Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of our securities may not be circulated or distributed, nor may our securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor as defined in Section 4A of the SFA pursuant to Section 274 of the SFA, (ii) to a relevant person as defined in section 275(2) of the SFA pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with the conditions (if any) set forth in the SFA. Moreover, this document is not a prospectus as defined in the SFA. Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. Prospective investors in Singapore should consider carefully whether an investment in our securities is suitable for them.

Where our securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

(a) by a corporation (which is not an accredited investor as defined in Section 4A of the SFA) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(b) for a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 of the SFA, except:

(1) to an institutional investor (for corporations under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or any person pursuant to an offer that is made on terms that such shares of that corporation or such rights and interest in that trust are acquired at a consideration of not less than $200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions, specified in Section 275 of the SFA;

(2) where no consideration is given for the transfer; or

(3) where the transfer is by operation of law.

In addition, investors in Singapore should note that the securities acquired by them are subject to resale and transfer restrictions specified under Section 276 of the SFA, and they, therefore, should seek their own legal advice before effecting any resale or transfer of their securities.

Pricing of the Offering

Prior to this offering, there has been no public market for the shares of our common stock. The initial public offering price will be determined by negotiations between us and the Representatives. Among the factors to be considered in determining the initial public offering price will be our future prospects and our industry in general, sales, earnings and certain other financial and operating information in recent periods, and the price-earnings ratios, market prices of securities and financial and operating information of companies engaged in activities similar to ours.

SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc., a subsidiary of Bank of New York Mellon, provides administrative and accounting services to us under a sub-administration and accounting services agreement. The custodian of the assets of the company will be The Bank of New York Mellon located at One Wall Street, New York, NY 10286. The custodian will perform custodial services. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, NY 10038, will serve as the company’s transfer agent and dividend paying agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the company by Dechert LLP, Washington, D.C. and for the Underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, NY. Dechert LLP and Fried, Frank, Harris, Shriver & Jacobson LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

FISCAL YEAR

For accounting purposes, our fiscal year is the 12-month period ending on September 30. For tax purposes, we have adopted the 12-month period ending September 30 of each year as our taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected KPMG LLP as our independent registered public accounting firm. KPMG LLP’s principal business address is located at 345 Park Avenue, New York, NY 10154.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, NY 10022, by telephone at (212) 905-1000, or on our website at http://www.pennantpark.com.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder of

PennantPark Floating Rate Capital Ltd.:

We have audited the accompanying balance sheet of PennantPark Floating Rate Capital Ltd. (a development stage company) as of March 4, 2011. This financial statement is the responsibility of PennantPark Floating Rate Capital Ltd.’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of PennantPark Floating Rate Capital Ltd. (a development stage company) as of March 4, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York

March 11, 2011

PENNANTPARK FLOATING RATE CAPITAL LTD.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

As of March 4, 2011
Assets:
Cash	$10,000

Total Assets	$10,000

Commitments and Contingencies (Note 3)
Net Assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 667 shares issued and outstanding	1
Paid-in capital in excess of par value	9,999

Total Net Assets	$10,000

Net Asset Value Per Share	$15.00

SEE NOTES TO BALANCE SHEET.

PENNANTPARK FLOATING RATE CAPITAL LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO BALANCE SHEET

In this Balance Sheet, except where the context suggests otherwise, the terms “we,” “us,” “our,” “Company” or “PennantPark Floating Rate Capital” refers to PennantPark Floating Rate Capital Ltd.

Note 1. Organization

PennantPark Floating Rate Capital Ltd. was formed on October 28, 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. PennantPark Floating Rate Capital intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended, (the “1940 Act”), prior to pricing of its initial public offering. PennantPark Floating Rate Capital will be managed by PennantPark Investment Advisers, LLC (the “Investment Advisers”). PennantPark Investment Administration, LLC (the “Administrator”) will provide the administrative services necessary for us to operate. The Company has had no operations other than a sale of 667 shares of common stock for $10,000 ($15.00 per share). All of the outstanding shares of PennantPark Floating Rate Capital common stock are owned by PennantPark Investment Advisers, LLC.

Our primary investment objective is to maximize current income consistent with the preservation of capital. We will seek to achieve our investment objectives by investing primarily in floating rate loans made to private middle-market companies whose debt is rated below investment grade. The Company may also invest in loans of portfolio companies that are thinly traded. Under normal market conditions, at least 80% of the value of our assets will be invested in floating rate loans and investments with similar economic characteristics. We expect that senior secured loans will represent at least 65% of our overall portfolio. We expect to invest the remaining approximately 35% of our overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and private equity investments.

Note 2. Summary Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet has been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Cash

Cash consists of demand deposits at a financial institution.

U.S. Federal Income Taxes

We intend to operate so as to qualify and elect to be tax as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“Code”). If we so qualify, we will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income as defined by the Code. Although not required for us to maintain our RIC tax status, we must also distribute an amount at least equal to the sum of 98% of our ordinary income (during each calendar year) plus 98.2% of our net capital gains (during each 12 month period ending on October 31) to avoid a 4% excise tax.

Use of Estimates

The preparation of the balance sheet in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and

PENNANTPARK FLOATING RATE CAPITAL LTD.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO BALANCE SHEET

liabilities at the date of the balance sheet. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

New Accounting Standards

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying balance sheet.

Note 3. Commitments and Contingencies

Initial organization and operating costs will be borne by the Company upon consummation of its proposed initial public offering. Should the Company not be successful in the initial public offering, initial organization and operating costs incurred will be borne by the Company’s Investment Adviser. As there has been no formal commitment of external capital as of the date of issuance of this balance sheet, no such costs have been recorded by the Company.

Note 4. Net Assets and Common Stock

The Company has an authorized 100,000,000 shares of its common stock with a par value of $0.001 per share.

Note 5. Subsequent Events

The Company considered events from March 5, 2011 to March 11, 2011 (the date of this report’s issuance) and has concluded that no subsequent events of a material effect have occurred from the date of the balance sheet through the date this report was issued.

Note 6. Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

Through and including                     , 2011 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscription.

10,000,000 Shares

PennantPark Floating Rate Capital Ltd.

Common Stock

PRELIMINARY PROSPECTUS

                    , 2011

Morgan Stanley

SunTrust Robinson Humphrey

UBS Investment Bank

BMO Capital Markets

Houlihan Lokey

Janney Montgomery Scott

RBC Capital Markets

Stifel Nicolaus Weisel

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

Balance Sheet, dated as of March 4, 2011.

(2) Exhibits

(a)	Articles of Amendment and Restatement.(3)

(b)	Amended and Restated Bylaws.(3)

(c)	Not Applicable.

(d)	Form of Stock Certificate.(2)

(e)	Form of Dividend Reinvestment Plan.(3)

(f)	Not Applicable.

(g)	Form of Investment Management Agreement between the Registrant and PennantPark Investment Advisers, LLC (the “Investment Adviser”).(3)

(h)(1)	Form of Underwriting Agreement.(2)

(i)	Not Applicable.

(j)	Form of Custodian Agreement.(3)

(k)(1)	Form of Certificate of Appointment of Transfer Agent.(3)

(k)(2)	Form of Administration Agreement between Registrant and PennantPark Administration, LLC.(3)

(k)(3)	Form of License Agreement between the Registrant and the Investment Adviser.(3)

(k)(4)	Form of Sub-Administrative and Accounting Services Agreement.(3)

(k)(5)	Agreement Regarding Repayment of Sales Load Advance by and between the Registrant and the Investment Adviser.(2)

(l)(1)	Opinion and Consent of Maryland Counsel.(2)

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.(1)

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)(1)	Joint Code of Ethics of PennantPark Floating Rate Capital Ltd. and the Investment Adviser.(3)

(1)	Filed herein
(2)	To be filed by amendment
(3)	Previously filed

Item 26.	Marketing Arrangements

Please refer to Item 25(2)(h)(1).

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$20,027
NASDAQ listing fees	5,000
Financial Industry Regulatory Authority fees	17,750
Printing expenses	250,000
Accounting fees and expenses	80,000
Legal fees and expenses	450,000
Miscellaneous	177,223

Total	1,000,000

Item 28.	Persons Controlled by or Under Common Control with Registrant

Immediately prior to this offering, PennantPark Investment Advisers, LLC, a Delaware limited liability company, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, PennantPark Investment Advisers, LLC’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at March 28, 2011.

Title of Class	Number of Record Holders
Common shares, par value $0.001 per share	1

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter and bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The rights to indemnification and advance of expenses provided by the charter and bylaws vest immediately upon election of a director or officer. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Investment Management Agreement provides that PennantPark Investment Advisers, LLC and its officers, managers, partners, agents, employees, controlling persons, members and any other person of entity affiliated with the Investment Adviser are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of PennantPark Investment Advisers, LLC’s duties or obligations under the Investment Management Agreement or otherwise as our investment adviser to the extent such damages, liabilities, costs and expenses do not arise by reason of willful misfeasance, bad faith, or gross negligence in PennantPark Investment Advisers, LLC’s performance of such duties or obligations, or PennantPark Investment Advisers, LLC’s reckless disregard of such duties or obligations.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the court of the issue.

Item 31.	Business and Other Connections of Adviser

A description of the business of the Investment Adviser is set out in the sections entitled “Management” and “Certain Relationships and Transactions” in the prospectus which forms a part of this registration statement. A description of any other business, profession, vocation, or employment of a substantial nature in which each managing director, executive officer or investment professional of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

Additional Information regarding PennantPark Investment Advisers LLC and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-67622) under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32.	Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038;

(3)	the Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286; and

(4)	the Investment Adviser, PennantPark Investment Advisers, LLC, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	The Registrant undertakes that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York on the 31st day of March, 2011.

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ ARTHUR H. PENN
Name:	Arthur H. Penn
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ARTHUR H. PENN
(Arthur H. Penn)	Chief Executive Officer and Director (Principal Executive Officer)	March 31, 2011

/s/ AVIV EFRAT
(Aviv Efrat)	Treasurer (Principal Financial Officer)	March 31, 2011

*
(Jeffrey Flug)	Director	March 31, 2011

*
(Marshall Brozost)	Director	March 31, 2011

*
(Samuel L. Katz)	Director	March 31, 2011

*	Signed by Aviv Efrat on behalf of those identified pursuant to his designation as an attorney-in-fact signed by each on December 16, 2010